                                                                   EXHIBIT 10.12
                            [50 RUPEES STAMP IMAGE]

                                   LEASE DEED

THIS INDENTURE OF LEASE made at Chennai this 23rd day of September 2004 ("LEASE DEED") between:

ARIHANT FOUNDATION AND HOUSING LTD. a company registered under the Companies Act, 1956 and represented by its Managing Director Mr. Navratan Lunawath and the Executive Director Mr. Kamal Lunawath (POA holder) being the sole and exclusive owners of the Premises (as defined hereinbelow) having its registered office #182/ New 271, Poonamallee High Road, Ankur Manor, 1st Floor, Off McNichols Road, Kilpauk, Chennai - 600 010 (Tamil Nadu) (hereinafter referred to as the "LESSOR" which expression shall, unless it be repugnant to the subject or context thereof, be deemed to mean and include its successors and permitted assigns) of the First Part;

AND

SYNTEL LIMITED, a company registered under the Companies Act, 1956 having its Registered Office at Unit # 112, SDF IV, SEEPZ, Andheri (E), Mumbai 400 096 (hereinafter referred to as the "LESSEE" which expression shall, unless it be repugnant to the subject or context thereof, be deemed to mean and include its affiliates, subsidiaries, parent/ group/ associated companies and or their respective successors and assigns) of the Second Part.

(Lessor together with Lessee is referred to as the "PARTIES" and either party is individually referred to as a "PARTY").

                            [50 RUPEES STAMP IMAGE]
WHEREAS:
I. LESSOR is well and sufficiently entitled to the 2nd, 6th, 7th, 8th, 9th and 10th floors of the building and its surrounding areas called 'Arihant e park', a declared IT Park(???)situate at No.117/1, Lattice Bridge Road, Adyar, Chennai (hereinafter referred to as "ARIHANT"). Lessor is the builder of Arihant.

II. LESSOR aver that they have a valid and subsisting Joint Development Agreement dated 04.02.2001 with Mr Srivatsan, Mr Sridharan, Mr Sriram, Mr Srikanthan and Mr Srimukundan (joint owners of the land on which Arihant is built), for development of the land. As per the said joint development agreement the Lessor is entitled to hold 55% of constructed area together with 55% of undivided share of land and the joint owners are entitled for the remaining 45% of constructed area together with 45% of undivided share of land. As per the understanding between the owners and the Lessor dated
      12.08.2004 the Lessor has been allotted the 2nd, 6th, 7th, 8th, 9th and 10th floors in Arihant, having total constructed area of 59,300 sqft.

III. LESSOR has offered and the Lessee has agreed to take the 7th, 8th, 9th and 10th Floors of Arihant on lease admeasuring 10, 800 sq. ft. each and thus the agreed to leased premises admeasure 10, 800 x 4 = 43, 200 sq. ft. (carpet area 32, 832 sq. ft.) vide Letter of Intent dated 27/08/2004 ("LOL").

IV. THIS Lease Deed is for leasing the 7th (seventh) floor of Arihant ("LEASED PREMISES").

V. PURSUANT to the Lol the Lessor has handed over to the Lessee the possession of the Leased Premises for the fit out work on 02/09/2004.

VI. PARTIES now desire to formalize the Lol more particularly on the following terms and conditions.

NOW THIS INDENTURE WITNESSETH AND IT'S AGREED BETWEEN THE PARTIES AS FOLLOWS:

                                   ARTICLE 1
                                     GRANT

In consideration of the Rent to be paid, the Lessor doth hereby demises unto the Lessee the Leased Premises being all that premises being the 7th (seventh) floor of Arihant admeasuring 10, 800 sq. ft. (carpet area 8, 208 sq. ft.) and as more particularly referred to in the First Schedule/ Schedule of Property hereunder written and delineated on the annexed plan and thereon shown surrounded by coloured boundary line for a term of 5 (five) years commencing from 02/09/04 ("COMMENCEMENT DATE") and expiring on 01/09/09 ("LEASE PERIOD"), in the manner and on the terms and conditions as contained in these presents.

                                   ARTICLE 2
                                      RENT

Lessor have agreed to give three (3) months of Rent-free fit-out period to facilitate the Lessee to do the fit-out works in the Leased Premises. Thus the Rent will be payable from 02/12/2004, by the Lessee to the Lessor, at the rate of Rs. 27 - (Rupees twenty seven only) per sq ft aggregating to Rs. 291, 600 (Rupees Two Lacs Ninety One Thousand Six Hundred Only) per month (the "RENT"), after deduction of income-tax at source under the provisions of Income Tax Act, 1961/ deductions as per other applicable statutes. Rent payable will be computed on the Super Built Up area (also referred to as leasable area). The efficiency ratio of the carpet area to the Leaseable area as represented by the Lessor is 76%. In case of any variation in the actual area of the Premises, Lessor will have the right to reduce the Rent on pro rata basis. If the variation is considered to be major by the Lessee, they may terminate the Lease Deed without notice or obligations. Rent shall be paid by the Lessee in advance on or before the 10th day of each month during the Lease Period.

                                   ARTICLE 3
                              MAINTENANACE CHARGES

Lessee shall also pay a Maintenance charge of upto Rs. 4/- (four) per sq. ft. per month for maintaining the common areas, electricity for common area lighting, lifts and common area security etc .

                                    ARTICLE 4
                              LESSEE' ENTITLEMENTS

In addition to the grant of the Lease of the Leased Premises for the Lease Period the Lessee shall also be entitled to:

4.1 At their own cost & consequences, at any time and from time to time, during the subsistence of this Lease be at liberty to carry out, make and effect upon the Leased Premises and in the common space outside the Leased Premises such additions, alterations, renovations, or improvements to the Leased Premises as deemed necessary by the Lessee and incidental to the purpose for which Lease is granted, and make, fix or install additional fittings or fixtures as it deems fit in the Leased Premises from time to time including but not limited to furniture, fixtures, office/ telecommunication equipment and other equipments, appliances, lights, fans and computers, and other fittings, fixtures, etc. and such other conveniences as may be reasonably required for the purposes for which the Lease is granted.

All articles, things installations, fixtures and fittings installed at the Leased Premises by the Lessee, as aforesaid shall be the absolute property of the Lessee and the Lessee shall be entitled to dismantle remove and take away, from time to time, such additions, alterations or improvements which are of a removable nature at any time on or before the expiry or earlier termination of the Leasee. Lessee shall ensure that the Leased Premises shall be kept in good condition subject to reasonable wear and tear attributable to normal use for the purpose for which Lease is granted;

4.2 Affix its signage boards or logos upon the Building Directory & the Premises

4.3 At all times during the Lease Period, to have unhindered/ unrestricted/ unlimited found the clock access to the Leased Premises and to the amenities/ support services/ full infrastructure and facilities like security, parking, electricity, water, air conditioning and lifts on all days (working or non-working) of the week including national holidays.

4.4 To insure its own goods, belongings and properties lying and being in the Leased Premises at its own cost and expense.

4.5 Lessee shall during the Lease Period enjoy and use the Leased Premises for its various business purposes, as required from time to time and use all Amenities, as more particularly described in the Second Schedule and or the common facilities and benefits as available to the other occupants of the Building.

4.6 Lessee may renew the Lease Deed, on the same terms and conditions, at their sole option, for a further period of 4 (four) years (or part thereof) either before or within 6 (six) months of the expiry of the Lease. There will be a 15% (fifteen percent) escalation on the last paid Rent at the expiry of every third year. It is clarified that the first escalation will be given after the Rent has been paid for 36 (thirty six) months.

4.7 Lessor has provided certain measurements/ efficiency ratio regarding the Premises to the Lessee. Lessee will have the right to get the same measured. In case of any variation in the actual area/ efficiency ratio regarding the Leased Premises and the area/ efficiency ratio as provided by the Lessor, the Lessee will pay the Rent and other outgoings (if any) as per the actual area/ efficiency ratio of the Leased Premises as measured by the Lessee. In case of any excess rent and other outgoing paid by the Lessee, same shall be refunded by the Lessor within seven days of demand made by the Lessee and or the Lessee may at its discretion also deduct the same from any amounts/ Rent payable to the Lessor.

4.8 If the Lessor fails to make any payments which it is required to make under this Lease Deed, including but not limited to maintenance charges, Health Centre Charges, Common facility charges if any, taxes etc.. the Lessee may make such payments to the appropriate person (legal or natural)/ authority etc. Such payments by Lessee shall be refunded by the Lessor within seven days of demand made by the Lessee and or Lessee may at its discretion also deduct the same from any amounts/ Rent payable to the Lessor.

                                    ARTICLE 5
                    LESSEE' REPRESENTATION'S AND WARRANTIES

5.1 Lessee represents and warrants that it is duly constituted under the laws of this country and is qualified to enter into and execute these presents;

5.2 All action/ approvals necessary or required on the part of the Lessee have been taken to authorize and empower the Lessee to enter into and perform under these presents.

                                    ARTICLE 6
                               LESSEE' COVENANTS

Lessee hereby covenant and undertake that

6.1 Lessee shall ensure that the rights herein granted by the Lessor are so exercised as not in any way to interfere with, or cause nuisance or adversely affect the enjoyment and quiet possession of the other occupants in the Building.

6.2 Lessee shall not keep or store in or upon the Leased Premises or any part thereof any goods of hazardous, inflammable, combustible or explosive nature or any other goods not permissible in law;

6.3 Lessee shall permit the Lessor and its duly authorized agents and representatives to enter upon the Leased Premises during normal office hours after giving 15 (fifteen) days notice in writing or earlier if so agreed to by the Lessee in order to view, survey and examine the state and condition of the Leased Premises or for the purpose of carrying out any repairs as may be required by the authorities concerned.

                                    ARTICLE 7
                    LESSOR'S REPRESENTATIONS AND WARRANTIES

The Lessor hereby represents and warrants as follows, that:

7.1 Lessor is absolutely seized and possessed of the sole, exclusive and sufficient right, title and interest (save as otherwise provided in these presents) and has clear and marketable title to the Leased Premises and has good right, full power and absolute authority to grant unto the Lessee the Leased Premises in the manner herein appearing. If at any time any defect in title is found then the Lessor shall at its own expenses rectify the title so that there is no hindrance to the Lessee in enjoyment of the Lease.

7.2 Lessor is duly constituted under the laws of this country. All actions/ approvals necessary or required on the part of the Lessor have been taken to authorize and empower Lessor to enter into and perform under these presents.

7.3 Lessor will be solely liable to pay the concerned authorities/ persons (natural or legal), all past/ existing and future payments and or statutory or other rates, duties, taxes, cesses, fees, charges, levies, assessments and out goings in respect of the Leased Premises/ the Building and the hand on which it stands, including but not restricted to, land/ property/ building/ corporation/ house tax/ municipal taxes, lease tax, service tax, water/ electricity charges etc., as applicable and will keep the Lessee fully indemnified against all these. Lessor has till the date of execution of these presents made full payments of aforesaid.

7.4 There are no liens/ mortgages etc on the Leased Premises/ the Building/ the Land.

7.5 Lessor has received no claims, notice, litigation and there is prohibitory order of attachment from the Government or any other local/ Tamil Nadu body or authority or under any legislative enactment, Government Ordinance, Order and/ or Notification including from the department of income tax for taxes or of any department of government, central and/or state, local body, public authority for taxes, charges, outgoings, rates, levies, cesses, etc; or ii) any person (legal or natural) that shall affect the grant of the Lease herein. There are no claims/ litigations/ notices that the Lessor has received with respect to the Premises/ Building/ land and which claims/ litigations/ notices the Lessor has not disclosed in the Recitals hereinabove given.

7.6 Lessor has complied with and agrees to continue to comply with the applicable laws/ by rules etc. in respect of the Building/ land, Building construction/ its fit outs/ other usage by the Lessor as written in these presents or any amendments hereto and the commercial use thereof (including without limitation applicable Municipal building and Town Planning regulations and bye-laws).

7.7 Lessor confirms that the Building will be completed by November 2004.

7.8 To keep the Building, structure, common facilities and Amenities in good and tenantable repairs and condition.

                                    ARTICLE 8
                               LESSOR'S COVENANTS

The Lessor doth hereby covenant that:

8.1 If the Lessee shall pay the Rent the Lessee shall be entitled to hold and enjoy the Leased Premises as the Lessee thereof without any suit, interruption, eviction, claim or demand, whatsoever from the Lessor or any person or persons who may claim through or under it.

8.2 Lessor shall maintain the Leased Premises capable of enjoyment and occupation by the Lessee and carry out repairs, if required, to the Leased Premises.

8.3 Lessor shall at all times for and during the subsistence of this Lease, at its own cost and expense, keep the Leased Premises, insured and the Lessor shall ensure that the premium in respect of the policy is paid upto-date at all times.

8.4 Lessor may securitize the Rent with a Bank at their sole efforts, costs and consequences and as per the applicable laws, without in any way affecting the rights of the Lessee in any way.

                                    ARTICLE 9
                                      COSTS

The stamp duty and registration charges in respect of these presents shall be paid and borne by the Lessee. Each party shall, bear and pay their respective Advocates and Solicitors costs and charges.

                                   ARTICLE 10
                        DETERMINATION OF LEASE BY LESSEE

Lease may determine in any of the following ways:

a) On the expiry of six months pursuant to end of the Lease Period PROVIDED the Lessee does not excercise its right of renewal of the Lease.

b)    Lessee may terminate the Lease:

      i. by giving one (1) month's notice to the Lessor anytime during the Lease Period/ renewed Lease Period.

      ii.   with immediate effect:

            a. if the Lease is frustrated and the Lesee is unable to enjoy the Lease in the way envisaged by this Lease Deed;

            b. in the event of breach by the Lessor of any terms or conditions of the Lease Deed, if such breach remains uncured by the Lessor after the time as specified by the Lesee in its notice;

            c. if the title of the Lessor is found to be defective and the Lessor is unable to rectify the same to the satisfaction of the Lessee;

            d. if a court case is filed / claim made which in the Lessee's opinion is adversely prejudicial to its interest.

      iii. by 15 (fifteen) days notice in the event the Lessor is unable to restore the Leased Premises within 30 (thirty) days, as given in
          Article 17 Force Majeure.

                                   ARTICLE 11
                        DETERMINATION OF LEASE BY LESSOR

Lessor shall have no termination option/ right during the Lease Period/ the renewed Lease Period, for any reason whatsoever.

                                   ARTICLE 12
                                FURTHER ASSURANCE

Each party shall from time to time and at all times do all acts, deeds, matters and things and sign and execute all papers, deeds,documents and writings as may be reasonably required by the other for more perfectly and effectually carrying out all or any one or more of the terms and conditions recorded in these presents.

                                   ARTICLE 13
                                     NOTICE

All notices required to be given under these presents shall be given in writing and shall deemed to have been given if given at the above address/es, i) When hand delivered during normal business hours of the recipient, acknowledgment taken; or ii) If transmitted by facsimile during normal business hours of the recipient; proof of delivery taken. All fax notices shall be followed by a copy sent by registered mail/ first class courier, return receipt requested; or iii) If mailed by registered mail/ first class courier, return receipt requested, within five working days of posting. In case there is any change in the address of a party, same shall be communicated in writing to the other party.

                                   ARTICLE 14
                                   FORBEARANCE

No forbearance, indulgence, relaxation or inaction by the parties at any time to require the performance of any provision of these presents shall in any way affect, diminish, or prejudice the right of the parties to require the performance of that or any other provision of these presents.

                                   ARTICLE 15
                                     WAIVER

No waiver or acquiescence of any breach, or any continuing or subsequent breach of any provision of these presents shall be construed as a waiver or any right under or arising out of these presents or an acquiescence to or recognition of any right and / or any position other than that expressly stipulated in these presents.

                                   ARTICLE 16

                               PARTIAL INVALIDITY

If at any time, any provision of these presents shall become or be held illegal, invalid or unenforceable in any respect under any law, then the legality, validity or enforceability of the remaining provisions shall not in any way be thereby affected or impaired.

                                   ARTICLE 17
                                  FORCE MAJEURE

If at any time during the Lease Period the Leased Premises are destroyed and/or damaged, either wholly or partially, by an event of force majeure whereby the Lessee is prevented from using the Leased Premises or any part thereof the Lessee shall notify the Lessor of the same. On being so notified the lessor shall make an attempt to restore the Leased Premises in as good a condition as they were on the execution of these presents at its own costs and expenses, within a period of 30(thirty) days and the Lease Period shall be automatically extended by the period of such restoration. During the period of restoration all the payment viz. Rent/ Maintenance Charges etc for such part/ full of the Leased Premises shall not be payable by the Lessee.

For the purpose of these presents, "Force Majeure" shall mean act of God, war, civil disturbances, act of Government, fire (not due to neglect of either party), floods, earthquake, natural calamity and any event beyond the control of the parties.

                                   ARTICLE 18
                              SUB LEASE/ASSIGNMENT

18.1 This Lease Deed may not be assigned by the Lessor without the prior written consent of the Lessee except that the Lessor has the right to sell/ assign/ transfer/ gift etc. the Leased Premises subject to the purchaser/ third party being bound by all the terms and conditions of the Lease Deed/ other necessary documents signed by the Lessor and the Lessee. Lessor shall not sell/ transfer/ assign/ gift etc the Leased Premises or any parts thereof unless a duly executed copy of the Lease agreement (being the duplicate of this Lease Deed) is executed and registered (costs to be borne by the Lessor) by the purchaser/ third party with the Lessee. AND PROVIDED that such sale/ transfer/ assignment/ gift etc. shall not i) adversely prejudice The Lessees' right to enjoy the Premises or any part thereof. And or if The Lessee reasonably believes that such purchaser/ third party would jeopardize The Lessee's interest in the Lease and or such purchaser/ third party is a competitor of The Lessee; ii) be to any purchaser/ third party who is not of good social standing. Lessor shall remain bound to The Lessee for all rights of The Lessee and obligations of the Lessor arising out of the Lease Deed upto the date of the Lease agreement with the purchaser/ third party. All expenses arising out of/ resulting from the sale etc of the Leased Premises or part thereof will be borne by the Lessor.

18.2 Lessor shall ensure that the Leased Premises will be sold to a maximum of 4
(Four) purchasers/ third parties (one floor to one purchaser/ third party/ group of persons on joint owner ship basis). it is clarified that a floor may be sold to a group of persons on joint ownership basis. '

18.3 Any attempted assignment in contradiction of this provision shall be null and void. Lessee may, at its discretion, sub Lease/ assign its rights, interests or obligations under this Lease Deed, in whole or in part, to any third party including a Lessee affiliated entity viz. its subsidiaries, parent or group/ associated companies without the prior written consent of the Lessor.

                                   ARTICLE 19
                                   EXECUTION

19.1 The parties hereto shall execute these presents in triplicate;

19.2 The parties hereto shall take steps to register these presents with the Sub-Registrar of Assurances at Chennai and the original of these presents will be retained by the Lessee and one duplicate by the Lessor and the other duplicate by Sub Registrar.

                                   ARTICLE 20
                         GOVERNING LAW AND JURISDICTION

The relationship of the parties under these presents shall be governed by and construed in accordance with Indian Laws and in the event of any dispute arising herein only the competent courts of Chennai shall have jurisdiction in respect thereof. Any dispute shall be referred to arbitration of a single arbitrator appointed in accordance with the prevailing arbitration laws, the seat of arbitration will be Chennai.

                                   ARTICLE 21
                                  MISCELLANEOUS

21.1 HEADINGS: THE captions and headings in these presents are for convenience and reference only and do not enter into or become a part of the substance hereof. All pronouns include the masculine, feminine, neuter, singular or plural and the name of persons, firms, corporations, trusts or the parties, as the context may require.

21.2 ENTIRE AGREEMENT: These presents shall constitute the entire demise, terms and conditions and understanding of the parties with respect to the grant of the Lease of the Leased Premises and shall supersede all prior discussions, understandings, agreements and representations, written or oral, which may exist between the parties as to said subject matter as of date hereof. These presents shall not be modified, altered, amended or supplemented except in writing, executed by both the parties.

21.3 SEVERABILITY: If any of provision of this Lease Deed is held unenforceable or invalid, the remainder of the Lease Deed shall nevertheless be in full force and effect.

21.4 SUCCESSORS: This Lease Deed shall be binding upon and inure to the benefit of the Lessee and its affiliates, subsidiaries, parent/ group/ associated companies and or their respective successors and assigns. Nothing herein contained, except as specifically provided in the Lease Deed, is intended to confer upon any person, other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of these presents.

21.6 LIMITATION OF LIABILITY: Unless otherwise specified in the Lease Deed neither party will be liable to the other for any incidental, consequential, penal, and exemplary or like damages (including loss of profits or business) even if advised of the possibility of the same.

Notwithstanding anything to the contrary the Lessee's liability under the Lease Deed is restricted to i) payment of Rent and ii) the amounts as specifically given in the Second Schedule/ Amenities; payable in accordance with these presents. Lessee shall not be obliged to make payments of any nature whatsoever except as aforesaid.

IN WITNESS WHEREOF the parties hereto have set and subscribed their respective hands and seals the day and year

                      FIRST SCHEDULE/ SCHEDULE OF PROPERTY

7th (seventh) floor having floor plate area of 10800 sqft of the building know as "Arihant E Park" situated 117/1 L.B Road, Adyar, Chennai-600 020. All that piece and parcel of land together with shed bearing old Door No.53, New Door No.117/1 Lattice Bridge Road, Dr. Muthulakshmi Salai, Adyar, Chennai 600 020, comprised in Old Survey No. 14/3 and 13/3, T.S. No.271/1 and.27/2 of Korattur Village, Block No.40 and Bounded:

                      North by  : Srinivasa Murthy Avenue
                      South by  : T.S.No.32
                      East by   : Lattice Bridge Road
                      West      : Property ear-marked to A.K.Sridharan

and measuring to an extent of 16 grounds or thereabouts and situated within the Registration District of South Chennai and Sub-Registration District of Adyar.

                                  [FLOOR PLAN]

                           SECOND SCHEDULE/ AMENITIES

1.     VEHICULAR    Lessor will provide i) 55 (fifty five) car-parking slots and
       PARKING/     ii) 50 (fifty) two wheeler parking slots- reserved for the
       ELEVATORS    Lessee's exclusive use; and 50 (fifty) unreserved two wheeler parking slots.

                    Lessor confirms that there will be 4 (four) number of elevators (3 passenger and 1 service) functioning at all/ any given time and available for The Lessee's purposes.

2.     FLOORING/    Lessor shall provide Vitrified Tiles flooring to the
                    Premises at no extra cost.
     FALSE CEILING  Armstrong.

3.      TOILETS     Lessor shall provide 4 (four) closets and 4 (four) urinals per floor, as per The Lessee's specifications.

4.       AIR-       Lessor shall provide ductable split air conditioning with
     CONDITIONING   capacity of 204 tons for 24 hours to the Leased Premises as per the requirement of the Lessee.  shall pay the
                    electricity consumption charges for the AC.

                    Lessor shall also provide the internal distribution of AC through AHUS, with Grills and False ceiling (Armstrong make).

5.       POWER      Lessor shall provide 400KVA electricity power to the
                    Premises at no extra cost.

                    Lessee shall pay the consumption charges for the electricity as per the Meter reading to the electricity company.

6 .      POWER      Lessor shall provide 100% (hundred percent) power backup for
      BACK-UP/ DG   24 (twenty four) hours to the Premises. Lessee shall pay the
          SE.       consumption charges of the Power Back up utilized by The
                    Lessee. Diesel consumption will be on the basis of actual
                    (proportionate as per as per the super built up area of the
                    Premises).

7.       FIRE       Lessor shall provide the required Wet riser, fire hydrant,
      detection &   smoke detectors (below the false ceiling) and Sprinklers in
       fighting     the Common areas, with a provision for The Lessee to pull
                    the ducts and the systems for the Premises as a part of
                    their interior layouts. Sprinklers will be provided in the basement and not in the common area.

8.      WATER &     No connection Charges are Payable by The Lessee. Lessor
        SEWAGE      shall be responsible for providing Water & Sewage Connection in accordance with applicable laws.

                    Lessee shall pay the proportionate water charges as per the consumptions.

9.    RIGHTS FOR    Lessor shall provide space on the roof for placing Satellite
        PLACING     Dish at no extra cost (subject to height restrictions of the
       SATELLITE    local authorities & structural feasibility in terms of load
     DISH ON ROOF   capacity).

                    The cost of installing & hoisting such satellite dishes to the Lessee's Account.

10.    SPACE FOR    Lessor shall provide space for keeping UPS for the Lessee if so
          UPS       required by The Lessee.

                    This will be at a mutually agreeable cost if it were to be kept on a place other than the floors taken by The Lessee.

11.   TELECOM       Lessor shall provide DLC from Bharti or BSNL in the building at no extra cost to the Lessee.

SIGNED SEALED AND DELIVERED BY THE PARTIES:

FOR SYNTEL LTD.                           For Arihant Foundations & Housing Ltd.

Signature: /s/ Seema Dubey                   1. Signature: /s/ Navratan Lunawath
           ----------------                                ---------------------
NAME: Seema Dubey                               NAME: Navratan Lunawath
      HEAD LEGAL                                      MANAGING DIRECTOR
Date: 23/09/2004                                Date: 23/09/2004

IN THE PRESENCE OF:                       IN THE PRESENCE OF:

1. Mr. Navranjan Khanna                   1. Mr. /s/ [ILLEGIBLE]
                                                 ----------------
2, Mr. Natrajan Sharavanan                2. Mr. /s/ [ILLEGIBLE]
                                                 ----------------

                      2. Signature: /s/ Kamal Lunawath
                                    -------------------
                         Name: Kamal Lunawath

                               EXECUTIVE DIRECTOR

                       Date:  23/09/2004

                      IN THE PRESENCE OF:
                      1. Mr. /s/ [ILLEGIBLE]
                             ----------------
                      2. Mr. /s/ [ILLEGIBLE]
                             ----------------

                         [50 RUPEES STAMP IMAGE]

                           SECURITY DEPOSIT AGREEMENT

THIS Security Deposit Agreement made at Chennai this 23rd day of September 2004 ("AGREEMENT") between:

ARIHANT FOUNDATION AND HOUSING LTD. a company registered under the Companies Act, 1956 and represented by its Managing Director Mr. Navratan Lunawath and the Executive Director Mr. Kamal Lunawath (POA holder) being the sole and exclusive owners of the Premises (as defined hereinbelow) having its registered office # 182/ New 271, Poonamallee High Road, Ankur Manor, 1st Floor, Off McNichols Road, Kilpauk, Chennai - 600 010 (Tamil Nadu) (hereinafter referred to as the "Lessor" which expression shall, unless it be repugnant to the subject or context thereof, be deemed to mean and include its successors and permitted assigns) of the First Part;

AND

Syntel Limited, a company registered under the Companies Act, 1956 having its Registered Office at Unit # 112, SDF IV, SEEPZ, Andheri (E), Mumbai 400 096 (hereinafter referred to as the "LESSEE" which expression shall, unless it be repugnant to the subject or context thereof, be deemed to mean and include its affiliates, subsidiaries, parent/ group/ associated companies and or their respective successors and assigns) of the Second Part.

(Lessor together with Lessee is referred to as the "PARTIES" and either party is individually referred to as a "PARTY").

WHEREAS

PARTIES have entered into a LEASE DEED on 23rd September 2004 ("LEASE DEED") for leasing 7th (seventh) floor ("PREMISES") of the building Arihant situate at No. 117/1, Lattice Bridge Road, Adyar, Chennai (hereinafter referred to as "ARIHANT"). Lessee are in possession of the Premises.

LESSOR has requested the Lessee for certain security deposit to be provided to the Lessor. In pursuance of which this Agreement is being signed.

                            [50 RUPEES STAMP IMAGE]

AGREED:

I. SECURITY DEPOSIT: An interest free, refundable security deposit of Rs. 2,332, 800/-(Rupees Twenty Three Lacs Thirty Two Thousand Eight Hundred
      Only) being equivalent to 8 (eight) Months Rent has been paid to the Lessor on 02/09/2004 ("SECURITY DEPOSIT"), the receipt and realization whereof the Lessor hereby admits and acknowledges.

II. Lessor has provided certain measurements/ efficiency ratio regarding the Premises to the Lessee. Lessee will have the right to get the same measured. In case of any variation in the actual area/ efficiency ratio regarding the Leased Premises and the area/ efficiency ratio as provided by the Lessor, the Lessee will pay the security deposit as per the actual area/ efficiency ratio of the Leased Premises as measured by the Lessee. In case of any excess security deposit paid by the Lessee, same shall be refunded by the Lessor within seven days of demand made by the Lessee and or the Lessee may at its discretion also deduct the same from any amounts payable to the Lessor.

III. This Agreement Will coexist with the Lease Deed and terminate on the termination of the Lease Deed. On termination of this Agreement, Lessor will refund the entire security deposit to the Lessee.

IV. CONSEQUENCES ON DETERMINATION OF LEASE/ THIS AGREEMENT: On the expiration of the Lease Period as defined in the Lease Deed or sooner determination of Lease the following consequences shall follow:

      Lessee shall remove themselves and all its belongings and employees from the Leased Premises and quietly surrender and deliver to the Lessor the peaceful and vacant possession of the Leased Premises in good condition, normal wear and tear excepted, simultaneously against the refund (by way of a demand draft or banker's cheque) of the Security Deposit amount by the Lessor.

      PROVIDED THAT if the Lessor fails to refund the security deposit or any part thereof as provided above, then without prejudice to the other rights and remedies in law, the Lessee will be entitled to retain possession of the Leased Premises without paying any Rent, Maintenance Charges and or any other charges payable under the Lease Deed and be entitled to license/ Lease the Leased Premises at the risk and costs of the Lessor till such time as the entire Security Deposit is repaid by the Lessor and realized by the Lessee. Lessor shall also be liable to pay to the Lessee as and by way of damages, interest at the rate of 18% (eighteen percent) per annum on the Security Deposit or any part, for the period commencing from the day the Lessor were liable to refund the Security Deposit or any part thereof to the Lessee till the Security Deposit is refunded to and realized by the Lessee.

  SIGNED SEALED AND DELIVERED BY THE PARTIES:

FOR SYNTEL LTD.                      FOR ARIHANT FOUNDATIONS & HOUSING LTD.

Signature: /s/ Seema Dubey           1. Signature: /s/ Navratan Lunawath
           ---------------                         ---------------------
NAME: SEEMA DUBEY                       NAME: NAVRATAN LUNAWATH

      HEAD LEGAL                              MANAGING DIRECTOR

Date: 23/09/2004                        Date: 23/09/2004

IN THE PRESENCE OF:                  IN THE PRESENCE OF:

1. Mr. Navranjan Khanna              1. Mr. /s/ [ILLEGIBLE]
                                           -----------------
2. Mr. Natrajan Sharavanan           2. Mr. /s/ [ILLEGIBLE]
                                           -----------------

                         2.Signature: /s/Kamal Lunawath
                                      ---------------------
                             NAME: KAMAL LUNAWATH

                                   EXECUTIVE DIRECTOR

                             DATE: 23/09/2004
                         IN THE PRESENCE OF:
                         1.MR. /s/ [ILLEGIBLE]
                               ----------------
                         2.MR. /s/ [ILLEGIBLE]
                               ----------------

                            [50 RUPEES STAMP IMAGE]

                                   LEASE DEED

THIS INDENTURE OF LEASE made at Chennai this 23rd day of September 2004 ("LEASE DEED") between:

ARIHANT FOUNDATION AND HOUSING LTD. a company registered under the Companies Act, 1956 and represented by its Managing Director Mr. Navratan Lunawath and the Executive Director Mr. Kamal Lunawath (POA holder) being the sole and exclusive owners of the Premises (as defined hereinbelow) having its registered office #182/ New 271, Poonamallee High Road, Ankur Manor, 1st Floor, Off McNichols Road, Kilpauk, Chennai - 600 010 (Tamil Nadu) (hereinafter referred to as the "LESSOR" which expression shall, unless it be repugnant to the subject or context thereof, be deemed to mean and include its successors and permitted assigns) of the First Part;

AND

SYNTEL LIMITED. a company registered under the Companies Act, 1956 having its Registered Office at Unit # 112, SDF IV, SEEPZ, Andheri (E), Mumbai 400 096 (hereinafter referred to as the "LESSEE" which expression shall, unless it be repugnant to the subject or context thereof, be deemed to mean and include its affiliates, subsidiaries, parent/ group/ associated companies and or their respective successors and assigns) of the Second Part.

(Lessor together with Lessee is referred to as the "PARTIES" and either party is individually referred to as a "PARTY").

                            [50 RUPEES STAMP IMAGE]

WHEREAS:

I. LESSOR is well and sufficiently entitled to the 2nd, 6th, 7th, 8th, 9th and 10th floors of the building and its surrounding areas called 'Arihant e park', a declared IT Park, situate at No. 117/1, Lattice Bridge Road, Adyar, Chennai (hereinafter referred to as "ARIHANT"). Lessor is the builder of Arihant.

II. LESSOR aver that they have a valid and subsisting Joint Development Agreement dated 04.02.2001 with Mr Srivatsan, Mr Sridharan, Mr Sriram, Mr Srikanthan and Mr Srimukundan (joint owners of the land on which Arihant is built), for development of the land. As per the said joint development agreement the Lessor is entitled to hold 55% of constructed area together with 55% of undivided share of land and the joint owners are entitled for the remaining 45% of constructed area together with 45% of undivided share of land. As per the understanding between the owners and the Lessor dated
      12.08.2004 the Lessor has been allotted the 2nd, 6th, 7th, 8th, 9th and 10th floors in Arihant, having total constructed area of 50, 300 sqft.

III. LESSOR has offered and the Lessee has agreed to take the 7th, 8th, 9th and 10th Floors of Arihant on lease admeasuring 10, 800 sq. ft. each and thus the agreed to leased premises admeasure 10, 800 x 4 = 43, 200 sq. ft. (carpet area 32, 832 sq. ft.) vide Letter of Intent dated 27/08/2004 (" LOL").

IV. THIS Lease Deed is for leasing the 8th (eight) floor of Arihant ("LEASED PREMISES").

V. PURSUANT to the Lol the Lessor has handed over to the Lessee the possession of the Leased Premises for the fit out work on 02/09/2004.

VI. PARTIES now desire to formalize the Lol more particularly on the following terms and conditions.

the clock access to the Leased Premises and to the amenities/ support services/ full

NOW THIS INDENTURE WITNESSETH AND IT'S AGREED BETWEEN THE PARTIES AS FOLLOWS:

                                   ARTICLE 1
                                     GRANT

In consideration of the Rent to be paid, the Lessor doth hereby demises unto the Lessee the Leased Premises being all that premises being the 8th (eight) floor of Arihant admeasuring 10, 800 sq. ft. (carpet area 8, 208 sq. ft.) and as more particularly referred to in the First Schedule/ Schedule of Property hereunder written and delineated on the annexed plan and thereon shown surrounded by coloured boundary line for a term of 5 (five) years commencing from 02/09/04 ("COMMENCEMENT DATE") and expiring on 01/09/09 ("LEASE PERIOD"), in the manner and on the terms and conditions as contained in these presents.

                                   ARTICLE 2
                                      RENT

Lessor have agreed to give three (3) months of Rent-free fit-out period to facilitate the Lessee to do the fit-out works in the Leased Premises. Thus the Rent will be payable from 02/12/2004, by the Lessee to the Lessor, at the rate of Rs.27/- (Rupees twenty seven only) per sq ft aggregating to Rs. 291, 600 (Rupees Two Lacs Ninety One Thousand Six Hundred Only) per month (the "RENT"), after deduction of income-tax at source under the provisions of Income Tax Act,1961/ deductions as per other applicable statutes. Rent payable will be computed on the Super Built Up area (also referred to as leasable area). The efficiency ratio of the carpet area to the Leaseable area as represented by the Lessor is 76%. In case of any variation in the actual area of the Premises, Lessor will have the right to reduce the Rent on pro rata basis. If the variation is considered to be major by the Lessee, they may terminate the LEASE DEED without notice or obligations. Rent shall be paid by the Lessee in advance on or before the 10th day of each month during the Lease Period.

                                   ARTICLE 3
                              MAINTENANACE CHARGES

Lessee shall also pay a Maintenance charge of upto Rs. 4/- (four) per sq. ft. per month for maintaining the common areas, electricity for common area lighting, lifts and common area security etc.

                                   ARTICLE 4
                              LESSEE' ENTITLEMENTS

In addition to the grant of the Lease of the Leased Premises for the Lease Period the Lessee shall also be entitled to:

4.1 At their own cost & consequences, at any time and from time to time, during the subsistence of this Lease be at liberty to carry out, make and effect upon the Leased Premises and in the common space outside the Leased Premises such additions, alterations, renovations, or improvements to the Leased Premises as deemed necessary by the Lessee and incidental to the purpose for which Lease is granted, and make, fix or install additional fittings or fixtures as it deems fit in the Leased Premises from time to time including but not limited to furniture, fixtures, office/ telecommunication equipment and other equipments, appliances, lights, fans and computers, and other fittings, fixtures, etc. and such other conveniences as may be reasonably required for the purposes for which the Lease is granted.

All articles, things installations, fixtures and fittings installed at the Leased Premises by the Lessee, as aforesaid shall be the absolute property of the Lessee and the Lessee shall be entitled to dismantle remove and take away, from time to time, such additions, alterations or improvements which are of a removable nature at any time on or before the expire or earlier termination of the Lease. Lessee shall ensure that the Leased Premises shall be kept in good condition subject to reasonable wear and tear attributable to normal use for the purpose for which Lease is granted;

4.2 Affix its signage boards or logos upon the Building Directory & the Premises.

4.3 At all times during the Lease Period, to have unhindered/ unrestricted/ unlimited round the the clock access to the Leased Premises and to the amenities/ support services/ full infrastructure and facilities like security, parking, electricity, water, air conditioning and lifts on all days (working or non-working) of the week including national holidays.

4.4 To insure its own goods, belongings and properties lying and being in the Leased Premises at its own cost and expense.

4.5 Lessee shall during the Lease Period enjoy and use the Leased Premises for its various business purposes, as required from time to time and use all Amenities, as more particularly described in the Second Schedule and or the common facilities and benefits as available to the other occupants of the Building.

4.6 Lessee may renew the Lease Deed, on the same terms and conditions, at their sole option, for a further period of 4 (four) years (or part thereof) either before or within 6 (six) months of the expiry of the Lease. There will be a 15% (fifteen percent) escalation on the last paid Rent at the expiry of every third year. It is clarified that the first escalation will be given after the Rent has been paid for 36 (thirty six) months.

4.7 Lessor has provided certain measurements/ efficiency ratio regarding the Premises to the Lessee. Lessee will have the right to get the same measured. In case of any variation in the actual area/ efficiency ratio regarding the Leased Premises and the area/ efficiency ratio as provided by the Lessor, the Lessee will pay the Rent and other outgoings (if any) as per the actual area/ efficiency ratio of the Leased Premises as measured by the Lessee. In case of any excess rent and other outgoing paid by the Lessee, same shall be refunded by the Lessor within seven days of demand made by the Lessee and or the Lessee may at its discretion also deduct the same from any amounts/ Rent payable to the Lessor.

4.8 If the Lessor fails to make any payments which it is required to make under this Lease Deed, including but not limited to maintenance charges, Health Centre Charges, Common facility charges if any, taxes etc., the Lessee may make such payments to the appropriate person (legal or natural)/ authority etc. Such payments by Lessee shall be refunded by the Lessor within seven days of demand made by the Lessee and or Lessee may at its discretion also deduct the same from any amounts/ Rent payable to the Lessor.

                                    ARTICLE 5
                    LESSEE' REPRESENTATION'S AND WARRANTIES

5.1 Lessee represents and warrants that it is duly constituted under the laws of this country and is qualified to enter into and execute these presents;

5.2 All action/ approvals necessary or required on the part of the Lessee have been taken to authorize and empower the Lessee to enter into and perform under these presents.

                                    ARTICLE 6
                                LESSEE'COVENANTS

Lessee hereby covenant and undertake that

6.1 Lessee shall ensure that the rights herein granted by the Lessor are so exercised as not in any way to interfere with, or cause nuisance or adversely affect the enjoyment and quiet possession of the other occupants in the Building.

6.2 Lessee shall not keep or store in or upon the Leased Premises or any part thereof any goods of hazardous, inflammable, combustible or explosive nature or any other goods not permissible in law;

6.3 Lessee shall permit the Lessor and its duly authorized agents and representatives to enter upon the Leased Premises during normal office hours after giving 15 (fifteen) days notice in writing or earlier if so agreed to by the Lessee in order to view, survey and examine the state and condition of the Leased Premises or for the purpose of carrying out any repairs as may be required by the authorities concerned.

                                   ARTICLE 7
                    LESSOR'S  REPRESENTATIONS AND WARRANTIES

The Lessor hereby represents and warrants as follows, that:

7.1 Lessor is absolutely seized and possessed of the sole, exclusive and sufficient right, title and interest (save as otherwise provided in these presents) and has clear and marketable title to the Leased Premises and has good right, full power and absolute authority to grant unto the Lessee the Leased Premises in the manner herein appearing. If at any time any defect in title is found then the Lessor shall at its own expenses rectify the title so that there is no hindrance to the Lessee in enjoyment of the Lease.

7.2 Lessor is duly constituted under the laws of this country. All actions/ approvals necessary or required on the part of the Lessor have been taken to authorize and empower Lessor to enter into and perform under these presents. '

7.3 Lessor will be solely liable to pay the concerned authorities/ persons (natural or legal), all past/ existing and future payments and or statutory or other rates, duties, taxes, cesses, fees, charges, levies, assessments and out goings in respect of the Leased Premises/ the Building and the land on which it stands, including but not restricted to, land/ property/ building/ corporation/ house tax/ municipal taxes, lease tax, service tax, water, electricity charges etc., as applicable and will keep the Lessee fully indemnified against all these. Lessor has till the date of execution of these presents made full payments of aforesaid.

7.4 There are no liens/ mortgages etc on the Leased Premises/ the Building/ the Land.

7.5 Lessor has received no claims, notice, litigation and there is prohibitory order of attachment from i) the Government or any other local/ Tamil Nadu body or authority or under any legislative enactment, Government Ordinance, Order and/ or Notification including from the department of income tax for taxes or of any department of government, central and/or state, local body, public authority for taxes, charges, outgoings, rates, levies, cesses, etc; or ii) any person (legal or natural) that shall affect the grant of the Lease herein. There are no claims/ litigations/ notices that the Lessor has received with respect to the Premises/ Building/ land and which claims/ litigations/ notices the Lessor has not disclosed in the Recitals hereinabove given.

7.6 Lessor has complied with and agrees to continue to comply with the applicable laws/ by rules etc. in respect of the Building/ land, Building construction/ its fit outs/ other usage by the Lessor as written in these presents or any amendments hereto and the commercial use thereof (including without limitation applicable Municipal building and Town Planning regulations and bye-laws).

7.7 Lessor confirms that the Building will be completed by November 2004.

7.8 To keep the Building, structure, common facilities and Amenities in good and tenantable repairs and condition.

                                    ARTICLE 8
                               LESSOR'S COVENANTS

The Lessor doth hereby covenant that:

8.1 If the Lessee shall pay the Rent the Lessee shall be entitled to hold and enjoy the Leased Premises as the Lessee thereof without any suit, interruption, eviction, claim or demand, whatsoever from the Lessor or any person or persons who may claim through or under it.

8.2 Lessor shall maintain the Leased Premises capable of enjoyment and occupation by the Lessee and carry out repairs, if required, to the Leased Premises.

8.3 Lessor shall at all times for and during the subsistence of this Lease, at its own cost and expense, keep the Leased Premises, insured and the Lessor shall ensure that the premium in respect of the policy is paid upto-date at all times.

8.4 Lessor may securitize the Rent with a Bank at their sole efforts, costs and consequences and as per the applicable laws, without in any way affecting the rights of the Lessee in any way.

                                   ARTICLE 9
                                     COSTS

The stamp duty and registration charges in respect of these presents shall be paid and borne by the Lessee. Each party shall, bear and pay their respective Advocates and Solicitors costs and charges.

                                   ARTICLE 10
                        DETERMINATION OF LEASE BY LESSEE

Lease may determine in any of the following ways:

a) On the expiry of six months pursuant to end of the Lease Period PROVIDED the Lessee does not excercise its right of renewal of the Lease.

b)    Lessee may terminate the Lease:

      i. by giving one (1) month's notice to the Lessor anytime during the Lease Period/ renewed Lease Period.

      ii.         with immediate effect:

            a. if the Lease is frustrated and the Lesee is unable to enjoy the Lease in the way envisaged by this Lease Deed;

            b. in the event of breach by the Lessor of any terms or conditions of the Lease Deed, if such breach remains uncured by the Lessor after the time as specified by the Lesee in its notice;

            c. if the title of the Lessor is found to be defective and the Lessor is unable to rectify the same to the satisfaction of the Lessee;

            d. if a court case is filed/ claim made which in the Lessee's opinion is adversely prejudicial to its interests.

      iii. by 15 (fifteen) days notice in the event the Lessor is unable to restore the Leased Premises within 30 (thirty) days, as given in Article 17/ Force Majeure.

                                   ARTICLE 11
                        DETERMINATION OF LEASE BY LESSOR

Lessor shall have no termination option/ right during the Lease Period/ the renewed Lease Period, for any reason whatsoever.

                                   ARTICLE 12
                               FURTHER ASSURANCE

Each party shall from time to time and at all times do all acts, deeds, matters and things and sign and execute all papers, deeds, documents and writings as may be reasonably required by the other for more perfectly and effectually carrying out all or any one or more of the terms and conditions recorded in these presents.

                                   ARTICLE 13
                                     NOTICE

All notices required to be given under these presents shall be given in writing and shall deemed to have been given if given at the above address/es, i) When hand delivered during normal business hours of the recipient, acknowledgment taken; or ii) If transmitted by facsimile during normal business hours of the recipient; proof of delivery taken. All fax notices shall be followed by a copy sent by registered mail/ first class courier, return receipt requested; or iii) If mailed by registered mail/ first class courier, return receipt requested, within five working days of posting. In case there is any change in the address of a party, same shall be communicated in writing to the other party.

                                   ARTICLE 14
                                  FORBEARANCE

No forbearance, indulgence, relaxation or inaction by the parties at any time to require the performance of any provision of these presents shall in any way affect, diminish, or prejudice the right of the parties to require the performance of that or any other provision of these presents.

                                   ARTICLE 15
                                     WAIVER

No waiver or acquiescence of any breach, or any continuing or subsequent breach of any provision of these presents shall be construed as a waiver or any right under or arising out of these presents or an acquiescence to or recognition of any right and/ or any/ position other than that expressly stipulated in these presents.

                                   ARTICLE 16
                               PARTIAL INVALIDITY

If at any time, any provision of these presents shall become or be held illegal, invalid or unenforceable in any respect under any law, then the legality, validity or enforceability of the remaining provisions shall not in any way be thereby affected or impaired.

                                   ARTICLE 17
                                 FORCE MAJEURE

If at any time during the Lease Period the Leased Premises are destroyed and/or damaged, either wholly or partially, by an event of force majeure whereby the Lessee is prevented from using the Leased Premises or any part thereof, the Lessee shall notify the Lessor of the same. On being so notified the Lessor shall make an attempt to restore the Leased Premises in as good a condition as they were on the execution of these presents at its own costs and expenses, within a period of 30 (thirty) days and the Lease Period shall be automatically extended by the period of such restoration. During the period of restoration all the payment viz. Rent/ Maintenance Charges etc for such part/ full of the Leased Premises shall not be payable by the Lessee.

For the purpose of these presents, "Force Majeure" shall mean act of God, war, civil disturbances, act of Government, fire (not due to neglect of either party), floods, earthquake, natural calamity and any event beyond the control of the parties.

                                   ARTICLE 18
                             SUB LEASE/ ASSIGNMENT

18.1 This Lease Deed may not be assigned by the Lessor without the prior written consent of the Lessee except that the Lessor has the right to sell/ assign/ transfer/ gift etc. the Leased Premises subject to the purchaser/ third party being bound by all the terms and conditions of the Lease Deed/ other necessary documents signed by the Lessor and the Lessee. Lessor shall not sell/ transfer/ assign/ gift etc the Leased Premises or any parts thereof unless a duly executed copy of the Lease agreement (being the duplicate of this Lease Deed) is executed and registered (costs to be borne by the Lessor) by the purchaser/ third party with the Lessee. AND PROVIDED that such sale/ transfer/ assignment/ gift etc. shall not i) adversely prejudice The Lessees' right to enjoy the Premises or any part thereof. And or if The Lessee reasonably believes that such purchaser/ third party would jeopardize The Lessee's interest in the Lease and or such purchaser/ third party is a competitor of The Lessee; ii) be to any purchaser/ third party who is not of good social standing. Lessor shall remain bound to The Lessee for all rights of The Lessee and obligations of the Lessor arising out of the Lease Deed upto the date of the Lease agreement with the purchaser/ third party. All expenses arising out of/ resulting from the sale etc of the Leased Premises or part thereof will be borne by the Lessor.

18.2 Lessor shall ensure that the Leased Premises will be sold to a maximum of 4
(Four) purchasers/ third parties (one floor to one purchaser/ third party/ group of persons on joint owner ship basis). It is clarified that a floor may be sold to a group of persons on joint ownership basis.

18.3 Any attempted assignment in contradiction of this provision shall be null and void. Lessee may, at its discretion, sub Lease/ assign its rights, interests or obligations under this Lease Deed, in whole or in part, to any third party including a Lessee affiliated entity viz. its subsidiaries, parent or group/ associated companies without the prior written consent of the Lessor.

                                   ARTICLE 19
                                    EXECUTION

19.1 The parties hereto shall execute these presents in triplicate;

19.2 The parties hereto shall take steps to register these presents with the Sub-Registrar of Assurances at Chennai and the original of these presents will be retained by the Lessee and one duplicate by the Lessor and the other duplicate by Sub Registrar.

                                   ARTICLE 20
                         GOVERNING LAW AND JURISDICTION

The relationship of the parties under these presents shall be governed by and construed in accordance with Indian Laws and in the event of any dispute arising herein, only the competent courts of Chennai shall have jurisdiction in respect thereof. Any dispute shall be referred to arbitration of a single arbitrator appointed in accordance with the prevailing arbitration laws, the seat of arbitration will be Chennai.

                                   ARTICLE 21
                                 MISCELLANEOUS

21.1 HEADINGS: The captions and headings in these presents are for convenience and reference only and do not enter into or become a part of the substance hereof. All pronouns include the masculine, feminine, neuter, singular or plural and the name of persons, firms, corporations, trusts or the parties, as the context may require.

21.2 ENTIRE AGREEMENT: These presents shall constitute the entire demise, terms and conditions and understanding of the parties with respect to the grant of the Lease of the Leased Premises and shall supersede all prior discussions, understandings, agreements and representations, written or oral, which may exist between the parties as to said subject matter as of date hereof. These presents shall not be modified, altered, amended or supplemented except in writing, executed by both the parties.

21.3 SEVERABILITY: If any of provision of this Lease Deed is held unenforceable or invalid, the remainder of the Lease Deed shall nevertheless be in full force and effect.

21.4 SUCCESSORS: This Lease Deed shall be binding upon and inure to the benefit of the Lessee and its affiliates, subsidiaries, parent/ group/ associated companies and or their respective successors and assigns. Nothing herein contained, except as specifically provided in the Lease Deed, is intended to confer upon any person, other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of these presents.

21.6 LIMITATION OF LIABILITY: Unless otherwise specified in the Lease Deed neither party will be liable to the other for any incidental, consequential, penal, and exemplary or like damages (including loss of profits or business) even if advised of the possibility of the same.

Notwithstanding anything to the contrary the Lessee's liability under the Lease Deed is restricted to i) payment of Rent and ii) the amounts as specifically given in the Second Schedule/ Amenities; payable in accordance with these presents. Lessee shall not be obliged to make payments of any nature whatsoever except as aforesaid.

IN WITNESS WHEREOF the parties hereto have set and subscribed their respective hands and seals the day and year

                      FIRST SCHEDULE/ SCHEDULE OF PROPERTY

8th (eight) floor having floor plate area of 10800 sqft of the building know as "Arihant E Park" situated 117/1 L.B Road, Adyar, Chennai-600 020. All that piece and parcel of land together with shed bearing old Door No.53, New Door No.117/1 Lattice Bridge Road, Dr. Muthulakshmi Salai, Adyar, Chennai 600 020, comprised in Old Survey No. 14 and 13/3, T.S. No.271/1 and 27/2 of Korattur Village, Block No.40 and Bounded:

                 North by : Srinivasa Murthy Avenue
                 South by : T.S.No.32
                 East by  : Lattice Bridge Road
                 West     : Property ear-marked to A.K.Sridharan

and measuring to an extent of 16 grounds or thereabouts and situated within the Registration District of South Chennai and Sub-Registration District of Adyar.

                                 [FLOOR PLAN ]

                           SECOND SCHEDULE/ AMENITIES

1.     VEHICULAR     Lessor will provide i) 55 (fifty five) car-parking slots and ii) 50
        PARKING/     (fifty) two wheeler parking slots- reserved for the Lessee's
       ELEVATORS     exclusive use; and 50 (fifty) unreserved two wheeler parking slots.

                     Lessor confirms that there will be 4 (four) number of elevators (3 passenger and 1 service) functioning at all/ any given time and available for The Lessee's purposes.

2.     FLOORING/     Lessor shall provide Vitrified Tiles flooring to the Premises at no extra cost.

         FALSE       Armstrong.
        CEILING

3.      TOILETS      Lessor shall provide 4 (four) closets and 4 (four) urinals per floor, as per The Lessee's specifications.

4.        AIR-       Lessor shall provide ductable split air conditioning with a
      CONDITIONING   capacity of 204 tons for 24 hours to the Leased Premises as per the requirement of the Lessee. Lessee shall pay the electricity consumption charges for the AC.

                     Lessor shall also provide the internal distribution of AC through
                     AHUS, with Grills and False ceiling (Armstrong make).

5.       POWER       Lessor shall provide 400KVA electricity power to the Premises at no extra cost.

                     Lessee shall pay the consumption charges for the electricity as per the Meter reading to the electricity company.

6.       POWER       Lessor shall provide 100% (hundred percent) power backup for 24
       BACK-UP/DG    (twenty four) hours to the Premises. Lessee shall pay the
          SET        consumption charges of the Power Back up utilized by The Lessee.
                     Diesel consumption will be on the basis of actual (proportionate as per as per the super built up area of the Premises).

7.        FIRE       Lessor shall provide the required Wet riser, fire hydrant, smoke
      DETECTION &    detectors (below the false ceiling) and Sprinklers in the Common
        FIGHTING     areas, with a provision for The Lessee to pull the ducts and the systems for the Premises as a part of their interior layouts.
                     Sprinklers will be provided in the basement and not in the common area.

8.      WATER &      No connection Charges are Payable by The Lessee. Lessor shall be
         SEWAGE      responsible for providing Water & Sewage Connection in accordance with applicable laws.

                     Lessee shall pay the proportionate water charges as per the consumptions.

9.     RIGHTS FOR    Lessor shall provide space on the roof for placing Satellite Dish
        PLACING      at no extra cost (subject to height restrictions of the local
       SATELLITE     authorities & structural feasibility in terms of load capacity).
      DISH ON ROOF
                     The cost of installing & hoisting such satellite dish is to the
                     Lessee's Account.

10.    SPACE FOR     Lessor shall provide space for keeping UPS for the Lessee if so
          UPS        required by The Lessee.

                     This will be at a mutually agreeable cost if it were to be kept on a place other than the floors taken by The Lessee.

11.    TELECOM       Lessor shall provide DLC from Bharti or BSNL in the building at no extra cost to the Lessee.

SIGNED SEALED AND DELIVERED BY THE PARTIES:

FOR SYNTEL LTD.                       FOR ARIHANT FOUNDATIONS & HOUSING LTD.

Signature: /s/ Seema Dubey            1. Signature:  /s/ Navratan Lunawath
           -------------------                       ---------------------------
NAME: SEEMA DUBEY                       NAME: NAVRATAN LUNAWATH

      HEAD LEGAL                              MANAGING DIRECTOR

Date: 23/09/2004                         Date: 23/09/2004

IN THE PRESENCE OF:                   IN THE PRESENCE OF:

1. Mr. Navranjan Khanna               1. Mr. /s/ [ILLEGIBLE]
                                             ----------------
2. Mr. Natrajan Sharavanan            2. Mr. /s/ [ILLEGIBLE]
                                             ----------------

                           2.Signature: /s/ Kamal Lunawath
                                           ------------------------
                              NAME: KAMAL LUNAWATH

                                    EXECUTIVE DIRECTOR

                                    Date: 23/09/2004

                           IN THE PRESENCE OF:
                           1. Mr. /s/ [ILLEGIBLE]
                                  ----------------
                           2. Mr. /s/ [ILLEGIBLE]
                                  ----------------

                            [50 RUPEES STAMP IMAGE]

                           SECURITY DEPOSIT AGREEMENT

THIS SECURITY DEPOSIT AGREEMENT made at Chennai this 23rd day of September 2004 ("AGREEMENT") between:

ARIHANT FOUNDATION AND HOUSING LTD. a company registered under the Companies Act, 1956 and represented by its Managing Director Mr. Navrath Lunawath and the Executive Director Mr. Kamal Lunawath (POA holder) being the sole and exclusive owners of the Premises (as defined hereinbelow) having its registered office # 182/ New 271, Poonamallee High Road, Ankur Manar, 1st Floor, Off McNichols Road, Kilpauk, Chennai - 600 010 (Tamil Nadu) (hereinafter referred to as the "LESSOR" which expression shall, unless it be repugnant to the subject or context thereof, be deemed to mean and include its successors and permitted assigns) of the First Part;

AND

SYNTEL LIMITED, a company registered under the Companies Act, 1956 having its Registered Office at Unit #112, SDF IV, SEEPZ, Andheri (E), Mumbai 400 096 (hereinafter referred to as the "LESSEE" which expression shall, unless it be repugnant to the subject or context thereof, be deemed to mean and include its affiliates, subsidiaries, parent/ group/ associated companies and or their respective successors and assigns) of the Second Part.

(Lessor together with Lessee is referred to as the "PARTIES" and either party is individually referred to as a "PARTY").

                            [50 RUPEES STAMP IMAGE]

WHEREAS

Parties have entered into a Lease Deed on 23rd September 2004 ("LEASE DEED") for leasing 8th (eight) floor ("PREMISES") of the building Arihant situate at No. 117/1, Lattice Bridge Road, Adyar, Chennai (hereinafter referred to as "ARIHANT"). Lessee are in possession of the Premises.

LESSOR has requested the LESSEE for certain security deposit to be provided to the Lessor. In pursuance of which this Agreement is being signed.

AGREED:

I. SECURITY DEPOSIT: An interest free, refundable security deposit of Rs. 2, 332, 8O0/-(Rupees Twenty Three Lacs Thirty Two Thousand Eight Hundred
      Only) being equivalent to 8 (eight) Months Rent has been paid to the Lessor on 02/09/2004 ("SECURITY DEPOSIT"), the receipt and realization whereof the Lessor hereby admits and acknowledges.

II. Lessor has provided certain measurements/ efficiency ratio regarding the Premises to the Lessee. Lessee will have the right to get the same measured. In case of any variation in the actual area/ efficiency ratio regarding the Leased Premises and the area/ efficiency ratio as provided by the Lessor, the Lessee will pay the security deposit as per the actual area/ efficiency ratio of the Leased Premises as measured by the Lessee. In case of any excess security deposit paid by the Lessee, same shall be refunded by the Lessor within seven days of demand made by the Lessee and or the lessee may at its discretion also deduct the same from any amounts payable to he Lessor.

III. This Agreement will coexist with the Lease Deed and terminate on the termination of the Lease Deed. On termination of this Agreement, Lessor will refund the security deposit to the Lessee.

IV. CONSEQUENCES ON DETERMINATION OF LEASE/ THIS AGREEMENT: On the expiration of the Lease Period as defined in the Lease Deed or sooner determination of Lease the following consequences shall follow:

      Lessee shall remove themselves and all its belongings and employees from the Leased Premises and quietly surrender and deliver to the Lessor the peaceful and vacant possession of the Leased Premises in good condition, normal wear and tear excepted, simultaneously against the refund (by way of a demand draft or banker's cheque) of the Security Deposit amount by the Lessor.

      PROVIDED THAT if the Lessor fails to refund the security deposit or any part thereof as provided above, then without prejudice to the other rights and remedies in law, the Lessee will be entitled to retain possession of the Leased Premises without paying any Rent, Maintenance Charges and or any other charges payable under the Lease Deed and be entitled to license/ Lease the Leased Premises at the risk and costs of the Lessor till such time as the entire Security Deposit is repaid by the Lessor and realized by the Lessee. Lessor shall also be liable to pay to the Lessee as and by way of damages, interest at the rate of 18% (eighteen percent) per annum on the Security Deposit or any part, for the period commencing from the day the Lessor were liable to refund the Security Deposit or any part thereof to the Lessee till the Security Deposit is refunded to and realized by the Lessee.

  Signed Sealed and Delivered by the Parties:

For Syntel Ltd.                       For Arihant Foundations & Housing Ltd.

Signature: /s/ Seema Dubey           1. Signature: /s/ Navratan Lunawath
           ---------------                         ---------------------
NAME:      SEEMA DUBEY                       NAME: NAVRATAN LUNAWATH

           HEAD LEGAL                              MANAGING DIRECTOR

Date: 23/09/2004                        Date: 23/09/2004

IN THE PRESENCE OF:                  IN THE PRESENCE OF:

1. Mr. Navranjan Khanna              1. Mr. /s/ [ILLEGIBLE]
                                            ----------------
2. Mr. Natrajan Sharavanan           2. Mr. /s/ [ILLEGIBLE]
                                            ----------------

                        2.Signature: /s/ Kamal Lunawath
                                     ------------------

                          NAME:      KAMAL LUNAWATH

                                     EXECUTIVE DIRECTOR

                          Date:  23/09/2004
                       IN THE PRESENCE OF:
                        1. Mr. /s/ [ILLEGIBLE]
                               ----------------
                        2. Mr. /s/ [ILLEGIBLE]
                               ----------------

                            [50 RUPEES STAMP IMAGE]

                                   LEASE DEED

THIS INDENTURE OF LEASE made at Chennai this 23rd day of September 2004 ("LEASE DEED") between:

ARIHANT FOUNDATION AND HOUSING LTD. a company registered under the Companies Act, 1956 and represented by its Managing Director Mr. Navratan Lunawath and the Executive Director Mr. Kamal Lunawath (POA holder) being the sole and exclusive owners of the Premises (as defined hereinbelow) having its registered office #182/ New 271, Poonamallee High Road, Ankur Manor, 1st Floor, Off McNichols Road, Kilpauk, Chennai - 600 010 (Tamil Nadu) (hereinafter referred to as the "LESSOR" which expression shall, unless it be repugnant to the subject or context thereof, be deemed to mean and include its successors and permitted assigns) of the First Part;

AND

SYNTEL LIMITED, a company registered under the Companies Act, 1956 having its Registered Office at Unit # 112, SDF IV, SEEPZ, Andheri (E), Mumbai 400
096 (hereinafter referred to as the "LESSEE" which expression shall, unless it be repugnant to the subject or context thereof, be deemed to mean and include its affiliates, subsidiaries, parent/ group/ associated companies and or their respective successors and assigns) of the Second Part.

(Lessor together with Lessee is referred to as the "PARTIES" and either party is individually referred to as a "PARTY").

                             [50 RUPEES STAMP IMAGE]

WHEREAS:

I. LESSOR is well and sufficiently entitled to the 2nd, 6th, 7th, 8th, 9th and 10th floors of the building and its surrounding areas called 'Arihant e park', a declared IT Park, situate at No. 117/1, Lattice Bridge Road, Adyar, Chennai (hereinafter referred to as "ARIHANT"). Lessor is the builder of Arihant.

II. LESSOR aver that they have a valid and subsisting Joint Development Agreement dated 04.02.2001 with Mr Srivatsan, Mr Sridharan, Mr Sriram, Mr Srikanthan also Mr Srimukundan (joint owners of the land on which Arihant is built), for development of the land. As per the said joint development agreement the Lessor is entitled to hold 55% of constructed area together with 55% of undivided share of land and the joint owners are entitled for the remaining 45% of constructed area together with 45% of undivided share of land. As per the understanding between the owners and the Lessor dated
      12.08.2004 the Lessor has been allotted the 2nd. 6th, 7th, 8th, 9th and 10th floors in Arihant, having total constructed area of 59, 300 sqft.

III. LESSOR has offered and the Lessee has agreed to take the 7th, 8th, 9th and 10th Floors of Arihant on lease admeasuring 10, 800 sq. ft. each and thus the agreed w leased premises admeasure 10, 800 x 4 = 43, 200 sq. ft. (carpet area 32, 832 sq. ft.) vide Letter of Intent dated 27/08/2004 ("LOL").

IV. This lease Deed is for leasing the 9th (ninth) floor of Arihant ("LEASED PREMISES).

V. PURSUANT to the Lol the Lessor has handed over to the Lessee the possession of the Leased Premises for the fit out work on 02/09/2004.

VI. PARTIES now desire to formalize the Lol more particularly on the following terms and conditions.

NOW THIS INDENTURE WITNESSETH AND IT'S AGREED BETWEEN THE PARTIES AS FOLLOWS:

                                    ARTICLE 1
                                     GRANT

In consideration of the Rent to be paid, the Lessor doth hereby demises unto the Lessee the Leased Premises being all that premises being the 9th (ninth) floor of Arihant admeasuring 10, 800 sq. ft. (carpet area 8, 208 sq. ft.) and as more particularly referred to in the First Schedule/ Schedule of Property hereunder written and delineated on the annexed plan and thereon shown surrounded by coloured boundary line for a term of 5 (five) years commencing from 02/09/04 ("COMMENCEMENT DATE") and expiring on 01/09/09 ("LEASE PERIOD"), in the manner and on the terms and conditions as contained in these presents.

                                    ARTICLE 2
                                      RENT

Lessor have agreed to give three (3) months of Rent-free fit-out period to facilitate the Lessee to do the fit-out works in the Leased Premises. Thus the Rent will be payable from 02/12/2004, by the Lessee to the Lessor, at the rate of Rs. 27/- (Rupees twenty seven only) per sq ft aggregating to Rs. 291, 600 (Rupees Two Lacs Ninety One Thousand Six Hundred Only) per month (the "RENT"), after deduction of income-tax at source under the provisions of Income Tax Act, 1961/ deductions as per other applicable statutes. Rent payable will be computed on the Super Built Up area (also referred to as leasable area). The efficiency ratio of the carpet area to the Leaseable area as represented by the Lessor is 76%. In case of any variation in the actual area of the Premises, Lessor will have the right to reduce the Rent on pro rata basis. If the variation is considered to be major by the Lessee, they may terminate the Lease Deed without notice or obligations. Rent shall be paid by the Lessee in advance on or before the 10th day of each month during the Lease Period.

                                   ARTICLE 3
                               MAINTENANCE CHARGES

Lessee shall also pay a Maintenance charge of upto Rs. 4/- (four) per sq. ft. per month for maintaining the common areas, electricity for common area lighting, lifts and common area security etc.

                                    ARTICLE 4
                              LESSEE' ENTITLEMENTS

In addition to the grant of the Lease of the Leased Premises for the Lease Period the Lessee shall also be entitled to:

4.1 At their own cost & consequences, at any time and from time to time, during the subsistence of this Lease be at liberty to carry out, make and effect upon the Leased Premises and in the common space outside the Leased Premises such additions, alterations, renovations, or improvements to the Leased Premises as deemed necessary by the Lessee and incidental to the purpose for which Lease is granted, and make, fix or install additional fittings or fixtures as it deems fit in the Leased Premises from time to time including but not limited to furniture, fixtures, office/ telecommunication equipment and other equipments, appliances, lights, fans and computers, and other fittings, fixtures, etc. and such other conveniences as may be reasonably required for the purposes for which the Lease is granted.

All articles, things installations, fixtures and fittings installed at the Leased Premises by the Lessee, as aforesaid shall be the absolute property of the Lessee and the Lessee shall be entitled to dismantle remove and take away, from time to time, such additions, alterations or improvements which are of a removable nature at any time on or before the expiry or earlier termination of the Lease. Lessee shall ensure that the Leased Premises shall be kept in good condition subject to reasonable wear and tear attributable to normal use for [ILLEGIBLE] purpose for which Lease is granted;

4.2 Affix its signage boards or logos upon the Building Directory & the Premises.

4.3 At all times during the Lease Period, to have unhindered/ unrestricted/ unlimited round the clock access to the Leased Premises and to the amenities/ support services/ full infrastructure and facilities like security, parking, electricity, water, air conditioning and lifts on all days (working or non-working) of the week including national holidays.

4.4 To insure its own goods, belongings and properties lying and being in the Leased Premises at its own cost and expense.

4.5 Lessee shall during the Lease Period enjoy and use the Leased Premises for its various business purposes, as required from time to time and use all Amenities, as more particularly described in the Second Schedule and or the common facilities and benefits as available to the other occupants of the Building.

4.6 Lessee may renew the Lease Deed, on the same terms and conditions, at their sole option, for a further period of 4 (four) years (or part thereof) either before or within 6 (six) months of the expiry of the Lease. There will be a 15% (fifteen percent) escalation on the last paid Rent at the expiry of every third year. It is clarified that the first escalation will be given after the Rent has been paid for 36 (thirty six) months.

4.7 Lessor has provided certain measurements/ efficiency ratio regarding the Premises to the Lessee. Lessee will have the right to get the same measured. In case of any variation in the actual area/ efficiency ratio regarding the Leased Premises and the area/ efficiency ratio as provided by the Lessor, the Lessee will pay the Rent and other outgoings (if any) as per the actual area/ efficiency ratio of the Leased Premises as measured by the Lessee. In case of any excess rent and other outgoing paid by the Lessee, same shall be refunded by the Lessor within seven days of demand made by the Lessee and or the Lessee may at its discretion also deduct the same from any amounts/ Rent payable to the Lessor.

4.8 If the Lessor fails to make any payments which it is required to make under this Lease Deed, including but not limited to maintenance charges, Health Centre Charges, Common facility charges if any, taxes etc., the Lessee may make such payments to the appropriate person (legal or natural)/ authority etc. Such payments by Lessee shall be refunded by the Lessor within seven days of demand made by the Lessee and or Lessee may at its discretion also deduct the same from any amounts/ Rent payable to the Lessor.

                                    ARTICLE 5
                    LESSEE' REPRESENTATION'S AND WARRANTIES

5.1 Lessee represents and warrants that it is duly constituted under the laws of this country and is qualified to enter into and execute these presents;

5.2 All action/ approvals necessary or required on the part of the Lessee have been taken to authorize and empower the Lessee to enter into and perform under these presents.

                                    ARTICLE 6
                               LESSEE' COVENANTS

Lessee hereby covenant and undertake that

6.1 Lessee shall ensure that the rights herein granted by the Lessor are so exercised as not in any way to interfere with, or cause nuisance or adversely affect the enjoyment and quiet possession of the other occupants in the Building.

6.2 Lessee shall not keep or store in or upon the Leased Premises or any part thereof any goods of hazardous, inflammable, combustible. or explosive nature or any other goods not permissible in law;

6.3 Lessee shall permit the Lessor and its duly authorized agents and representatives to enter upon the Leased Premises during normal office hours after giving 15 (fifteen) days notice in writing or earlier if so agreed to by the Lessee in order to view, survey and examine the state and condition of the Leased Premises or for the purpose of carrying out any repairs as may be required by the authorities concerned.

                                    ARTICLE 7
                     LESSOR'S REPRESENTATIONS AND WARRANTIES

The Lessor hereby represents and warrants as follows, that:

7.1 Lessor is absolutely seized and possessed of the sole, exclusive and sufficient right, title and interest (save as otherwise provided in these presents) and has clear and marketable title to the Leased Premises and has good right, full power and absolute authority to grant unto the Lessee the Leased Premises in the manner herein appearing. If at any time any defect in title is found then the Lessor shall at its own expenses rectify the title so that there is no hindrance to the Lessee in enjoyment of the Lease.

7.2 Lessor is duly constituted under the laws of this country. All actions/ approvals necessary or required on the part of the Lessor have been taken to authorize and empower Lessor to enter into and perform under these presents.

7.3 Lessor will be solely liable to pay the concerned authorities/ persons (natural or legal), all past/ existing and future payments and or statutory or other rates, duties, taxes, cesses, fees, charges, levies, assessments and out goings in respect of the Leased Premises/ the Building and the land on which It stands, including but not restricted to, land/ property building/ corporation/ house tax/ municipal taxes, lease tax, service tax, water/ electricity charges etc., as applicable and will keep the Lessee fully indemnified against all these. Lessor has till the date of execution of these presents made full payments of aforesaid.

7.4 There are no liens/ mortgages etc on the Leased Premises/ the Building/ the Land.

7.5 Lessor has received no claims, notice, litigation and there is prohibitory order of attachment from i) the Government or any other local/ Tamil Nadu body or authority or under any legislative enactment, Government Ordinance, Order and/ or Notification including from the department of income tax for taxes or of any department of government, central and/or state, local body, public authority for taxes, charges, outgoings, rates, levies, cesses, etc; or ii) any person (legal or natural) that shall affect the grant of the Lease herein. There are no claims/ litigations/ notices that the Lessor has received with respect to the Premises/ Building/ land and which claims/ litigations/ notices the Lessor has not disclosed in the Recitals hereinabove given.

7.6 Lessor has complied with and agrees to continue to comply with the applicable laws/ by rules etc. in respect of the Building/ land, Building construction/ its fit outs/ other usage by the Lessor as written in these presents or any amendments hereto and the commercial use thereof (including without limitation applicable Municipal building and Town Planning regulations and bye-laws).

7.7 Lessor confirms that the Building will be completed by November 2004.

7.8 To keep the Building, structure, common facilities and Amenities in good and tenantable repairs and condition.

                                    ARTICLE 8
                               LESSOR'S COVENANTS

The Lessor dotn hereby covenant that:

8.1 If the Lessee shall pay the Rent the Lessee shall be entitled to hold and enjoy the Leased Premises as the Lessee thereof without any suit, interruption, eviction, claim or demand, whatsoever from the Lessor or any person or persons who may claim through or under it.

8.2 Lessor shall maintain the Leased Premises capable of enjoyment and occupation by the Lessee and carry out repairs, if required, to the Leased Premises.

8.3 Lessor shall at all times for and during the subsistence of this Lease, at its own cost and expense, keep the Leased Premises, insured and the Lessor shall ensure that the premium in respect of the policy is paid upto-date at all times.

8.4 Lessor may securitize the Rent with a Bank at their sole efforts, costs and consequences and as per the applicable laws, without in any way affecting the rights of the Lessee in any way.

                                    ARTICLE 9
                                      COSTS

The stamp duty and registration charges in respect of these presents shall be paid and borne by the Lessee. Each party shall, bear and pay their respective Advocates and Solicitors costs and charges.

                                   ARTICLE 10
                        DETERMINATION OF LEASE BY LESSEE

Lease may determine in any of the following ways:

a) On the expiry of six months pursuant to end of the Lease Period PROVIDED the Lessee does not excercise its right of renewal of the Lease.

b)    Lessee may terminate the Lease:

   i. by giving one (1) month's notice to the Lessor anytime during the Lease Period/ renewed Lease Period.

   ii. with immediate effect:

      a. if the Lease is frustrated and the Lesee is unable to enjoy the Lease in the way envisaged by this Lease Deed;

      b. in the event Of breach by the Lessor of any terms or conditions of the Lease Deed, if Such breach remains uncured by the Lessor after the time as specified by the Lesee in its notice;

      c. if the title of the Lessor is found to be defective and the Lessor is unable to rectify the same to the satisfaction of the Lessee;

      d. if a court case is filed/ claim made which in the Lessee's opinion is adversely prejudicial to its interests.

   iii. by 15 (fifteen) days notice in the event the Lessor is unable to restore the Leased Premises within 30 (thirty) days, as given in
        Article 17/ Force Majeure.

                                   ARTICLE 11
                        DETERMINATION OF LEASE BY LESSOR

Lessor shall have no termination option/ right during the Lease Period/ the renewed Lease Period, for any reason whatsoever.

                                   ARTICLE 12
                               FURTHER ASSURANCE

Each party shall from time to time and at all times do all acts', deeds, matters and things and sign and execute all papers, deeds, documents and writings as may be reasonably required by the other for more perfectly and effectually carrying out all or any one or more of the terms and conditions recorded in these presents.

                                   ARTICLE 13
                                     NOTICE

All notices required to be given under these presents shall be given in writing and shall deemed to have been given if given at the above address/es, i) When hand delivered during normal business hours of the recipient, acknowledgment taken; or ii) If transmitted by facsimile during normal business hours of the recipient; proof of delivery taken. All fax notices shall be followed by a copy sent by registered mail/ first class courier, return receipt requested; or iii) If mailed by registered mail/ first class courier, return receipt requested, within five working days of posting. In case there is any change in the address of a party same shall be communicated in writing to the other party.

                                   ARTICLE 14
                                  FORBEARANCE

No forbearance, indulgence, relaxation or inaction by the parties at any time to require the performance of any provision of these presents shall in any way affect, diminish, or prejudice the right of the parties to require the performance of that or any other provision of these presents.

                                   ARTICLE 15
                                     WAIVER

No waiver or acquiescence of any breach, or any continuing or subsequent breach of any provision of these presents shall be construed as a waiver or any right under or arising out of these presents or an acquiescence to or recognition of any right and / or any provision other than that expressly stipulated in these presents.

                                   ARTICLE 16

                               PARTIAL INVALIDITY

If at any time, any provision of these presents shall become or be held illegal, invalid or unenforceable in any respect under any law, then the legality, validity or enforceability of the remaining provisions shall not in any way be thereby affected or impaired.

                                   ARTICLE 17
                                 FORCE MAJEURE

If at any time during the Lease Period the Leased Premises are destroyed and/or damaged, either wholly or partially, by an event of force majeure whereby the Lessee is prevented from using the Leased Premises or any part thereof, the Lessee shall notify the Lessor of the same. On being so notified the Lessor shall make an attempt to restore the Leased Premises in as good a condition as they were on the execution of these presents at its own costs and expenses, within a period of 30 (thirty) days and the Lease Period shall be automatically extended by the period of such restoration. During the period of restoration all the payment viz. Rent/ Maintenance Charges etc for such part/ full of the Leased Premises shall not be payable by the Lessee.

For the purpose of these presents, "Force Majeure" shall mean act of God, war, civil disturbances, act of Government, fire (not due to neglect of either party), floods, earthquake, natural calamity and any event beyond the control of the parties.

                                   ARTICLE 18
                             SUB LEASE/ ASSIGNMENT

18.1 This Lease Deed may not be assigned by the Lessor without the prior written consent of the Lessee except that the Lessor has the right to sell/ assign/ transfer/ gift etc. the Leased Premises subject to the purchaser/ third party being bound by all the terms and conditions of the Lease Deed/ other necessary documents signed by the Lessor and the Lessee. Lessor shall not sell/ transfer/ assign/ gift etc the Leased Premises or any parts thereof unless a duly executed copy of the Lease agreement (being the duplicate of this Lease Deed) is executed and registered (costs to be borne by the Lessor) by the purchaser/ third party with the Lessee. AND PROVIDED that such sale/ transfer/ assignment/ gift etc. shall not i) adversely prejudice The Lessees' right to enjoy the Premises or any part thereof. And or if The Lessee reasonably believes that such purchaser/ third party would jeopardize The Lessee's interest in the Lease and or such purchaser/ third party is a competitor of The Lessee; ii) be to any purchaser/ third party who is not of good social standing. Lessor shall remain bound to The Lessee for all rights of The Lessee and obligations of the Lessor arising out of the Lease Deed upto the date of the Lease agreement with the purchaser/ third party. All expenses arising out of/ resulting from the sale etc of the Leased Premises or part thereof will be borne by the Lessor.

18.2 Lessor shall ensure that the Leased Premises will be sold to a maximum of 4
(Four) purchasers/ third parties (one floor to one purchaser/ third party/ group of persons on joint owner ship basis). It is clarified that a floor may be sold to a group of persons on joint ownership basis.

18.3 Any attempted assignment in contradiction of this provision shall be null and void. Lessee may, at its discretion, sub Lease/ assign its rights, interests or obligations under this Lease Deed, in whole or in part, to any third party including a Lessee affiliated entity "viz. its subsidiaries, parent or group/ associated companies without the prior written consent of the Lessor.

                                   ARTICLE 19
                                   EXECUTION

19.1 The parties hereto shall execute these presents in triplicate;

19.2 The parties hereto shall take steps to register these presents with the Sub-Registrar of Assurances at Chennai and the original of these presents will be retained by the Lessee and one duplicate by the Lessor and the other duplicate by Sub Registrar.

                                   ARTICLE 20
                         GOVERNING LAW AND JURISDICTION

The relationship of the parties under these presents shall be governed by and construed in acordance with Indian Laws and in the event of any dispute arising herein, only the competent courts of Chennai shall have jurisdiction in respect thereof. Any dispute shall be referred to arbitration of a single arbitrator appointed in accordance with the prevailing arbitration laws, the seat of arbitration will be Chennai.

                                   ARTICLE 21
                                 MISCELLANEOUS

21.1 HEADINGS: The captions and headings in these presents are for convenience and reference only and do not enter into or become a part of the substance hereof. All pronouns include the masculine, feminine, neuter, singular or plural and the name of persons, firms, corporations, trusts or the parties, as the context may require.

21.2 ENTIRE AGREEMENT: These presents shall constitute the entire demise, terms and conditions and understanding of the parties with respect to the grant of the Lease of the Leased Premises and shall supersede all prior discussions, understandings, agreements and representations, written or oral, which may exist between the parties as to said subject matter as of date hereof. These presents shall not be modified, altered, amended or supplemented except in writing, executed by both the parties.

21.3 SEVERABILITY: If any of provision of this Lease Deed is held unenforceable or invalid, the remainder of the Lease Deed shall nevertheless be in full force and effect.

21.4 SUCCESSORS: This Lease Deed shall be binding upon and inure to the benefit of the Lessee and its affiliates, subsidiaries, parent/ group/ associated companies and or their respective successors and assigns. Nothing herein contained, except as specifically provided in the Lease Deed, is intended to confer upon any person, other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of these presents.

21.6 LIMITATION OF LIABILITY: Unless otherwise specified in the Leas Deed neither party will be liable to the other for any incidental, consequential, penal, and exemplary or like damages (including loss of profits or business) even if advised of the possibility of the same.

Notwithstanding anything to the contrary the Lessee's liability under the Lease Deed is restricted to i) payment of Rent and ii) the amounts as specifically given in the Second Schedule/ Amenities; payable in accordance with these presents. Lessee shall not be obliged to make payments of any nature whatsoever except as aforesaid.

IN WITNESS WHEREOF the parties hereto have set and subscribed their respective hands and seals the day and year

                      FIRST SCHEDULE/ SCHEDULE OF PROPERTY

9th (ninth) floor having floor plate area of 10, 800 sqft of the building know as "Arihant E Park" situated 117/1 L.B Road, Adyar, Chennai-600 020. All that piece and parcel of land together with shed bearing old Door No.53, New Door No. 117/1 Lattice Bridge Road, Dr. Muthulakshmi Salai, Adyar, Chennai 600 020, comprised in Old Survey No.14/3 and 13/3, T.S. No.271/1 and 27/2 of Korattur Village, Block No.40 and Bounded:

              North by       : Srinivasa Murthy Avenue
              South by       : T.S.No.32
              East by        : Lattice Bridge Road
              West           : Property ear-marked to A.K.Sridharan

and measuring to an extent of 16 grounds or thereabouts and situated within the Registration District of South Chennai and Sub-Registration District of Adyar.

                                  [FLOOR PLAN]

 1.    VEHICULAR   Lessor will provide i) 55 (fifty five) car-parking slots and
       PARKING/    ii) 50 (fifty) two wheeler parking slots- reserved for the
       ELEVATORS   Lessee's exclusive use; and 50 (fifty) unreserved two wheeler parking slots.

                   Lessor confirms that there will be 4 (four) number of elevators (3 passenger and 1 service) functioning at all/ any given time and available for The Lessee's purposes.

 2.    FLOORING/   Lessor shall provide Vitrified Tiles flooring to the Premises at no extra cost.
         FALSE
        CEILING    Armstrong.

 3.     TOILETS    Lessor shall provide 4 (four) closets and 4 (four) urinals per floor, as per The Lessee's specifications.

 4.      AIR-      Lessor shall provide ductable split air conditioning with a
     CONDITIONING  capacity of 204 tons for 24 hours to the Leased Premises as per the requirement of the Lessee. Lessee shall pay the
                   electricity consumption charges for the AC.

                   Lessor shall also provide the internal distribution of AC through AHUS, with Grills and False ceiling (Armstrong make).

 5.      POWER     Lessor shall provide 400KVA electricity power to the Premises at no extra cost.

                   Lessee shall pay the consumption charges for the electricity as per the Meter reading to the electricity company.

 6.   POWER BACK-  Lessor shall provide 100% (hundred percent) power backup for
      UP/ DG SET   24 (twenty four) hours to the Premises. Lessee shall pay the consumption charges of the Power Back up utilized by The
                   Lessee. Diesel consumption will be on the basis of actual
                   (proportionate as per as per the super built up area of the
                   Premises).

 7.      FIRE      Lessor shall provide the required Wet riser, fire hydrant,
      DETECTION &  smoke detectors (below the false ceiling) and Sprinklers in
       FIGHTING    the Common areas, with a provision for The Lessee to pull the ducts and the systems for the Premises as a part of their
                   interior layouts. Sprinklers will be provided in the basement and not in the common area.

 8.     WATER &    No connection Charges are Payable by The Lessee. Lessor shall
        SEWAGE     be responsible for providing Water & Sewage Connection in
                   accordance with applicable laws.

                   Lessee shall pay the proportionate water charges as per the consumptions.

 9.   RIGHTS FOR   Lessor shall provide space on the roof for placing Satellite
        PLACING    Dish at no extra cost (subject to height restrictions of the
       SATELLITE   local authorities & structural feasibility in terms of load
     DISH ON ROOF  capacity).

                   The cost of installing & hoisting such satellite dish is to the Lessee's Account.

 10.   SPACE FOR   Lessor shall provide space for keeping UPS for the Lessee if
          UPS      so required by The Lessee.

                   This will be at a mutually agreeable cost if it were to be kept on a place other than the floors taken by The Lessee.

 11. TELECOM       Lessor shall provide DLC from Bharti or BSNL in the building at no extra cost to the Lessee.

SIGNED SEALED AND DELIVERED BY THE PARTIES:

FOR SYNTEL LTD.                          FOR ARIHANT FOUNDATIONS & HOUSING LTD.

Signature: /s/ Seema Dubey               1. Signature: Navratan Lunawath
           ---------------                             -----------------
NAME: SEEMA DUBEY                           NAME: NAVRATAN LUNAWATH

      HEAD LEGAL                                  MANAGING DIRECTOR

Date: 23/09/2004                            Date: 23/09/2004

IN THE PRESENCE OF:                      IN THE PRESENCE OF:

1. Mr. Navranjan Khanna                  1. Mr. /s/ [ILLEGIBLE]
                                                ----------------
2. Mr. Natrajan Sharavanan               2. Mr. /s/ [ILLEGIBLE]
                                                ----------------

                             2. Signature: /s/ Kamal Lunawath
                                           ---------------------
                                 NAME: KAMAL LUNAWATH

                                 EXECUTIVE DIRECTOR

                                 Date: 23/09/2004
                                IN THE PRESENCE OF:
                             1. Mr. /s/ [ILLIGIBLE]
                                   ----------------
                             2. Mr. /s/ [ILLIGIBLE]
                                   ----------------

                            [50 RUPEES STAMP IMAGE]

                           SECURITY DEPOSIT AGREEMENT

THIS SECURITY DEPOSIT AGREEMENT made at Chennai this 23rd day of September 2004 ("AGREEMENT") between:

ARIHANT FOUNDATION AND HOUSING LTD. a company registered under the Companies Act, 1956 and represented by its Managing Director Mr. Navrattm Lunawath and the Executive Director Mr.Kamal Lunawath (POA holder) being the sole and exclusive owners of the Premises (as defined hareinbelow) having its registered office # 182/ New 271, Poonamallee High Road, Ankur Manar, 1st Floor, Off McNichols Road, Kilpauk, Chennai - 600 010 (Tamil Nadu) (hereinafter referred to as the "LESSOR" which expression shall, unless it be repugnant to the subject or context thereof, be deemed to mean and include its successors and permitted assigns) of the First Part;

AND

SYNTEL LIMITED, a company registered under the Companies Act, 1956 having its Registered Office at Unit # 112, SDF IV, SEEPZ, Andheri (E), Mumbai 400 096 (hereinafter referred to as the "LESSEE" which expression shall, unless it be repugnant to the subject or context thereof, be deemed to mean and include its affiliates, subsidiaries, parent/ group/ associated companies and or their respective successors and assigns) of the Second Part.

(Lessor together with Lessee is referred to as the "PARTIES" and either party is individually referred to as a "PARTY").

                           [FIFTY RUPEES STAMP IMAGE]

      WHEREAS

      PARTIES have entered into a Lease Deed on 23rd September 2004 ("LEASE DEED") for leasing 9th (ninth) floor ("PREMISES") of the building Arihant situate at No. 117/1, Lattice Bridge Road, Adyar, Chennai (hereinafter referred to as "ARIHANT"). Lessee are in possession of the Premises.

      LESSOR has requested the Lessee for certain security deposit to be provided to the Lessor. In pursuance of which this Agreement is being signed.

      AGREED:

      I. SECURITY DEPOSIT: An interest free, refundable security deposit of Rs. 2, 332, 800/-(Rupees Twenty Three Lacs Thirty Two Thousand Eight Hundred Only) being equivalent to 8 (eight) Months Rent has been paid to the Lessor on 02/09/2004 ("SECURITY DEPOSIT"), the receipt and realization whereof the Lessor hereby admits and acknowledges.

      II. Lessor has provided certain measurements/ efficiency ratio regarding the Premises to the Lessee. Lessee will have the right to get the same measured. In case of any variation in the actual area/ efficiency ratio regarding the Leased Premises and the area/ efficiency ratio as provided by the Lessor, the Lessee will pay the security deposit as per the actual area/ efficiency ratio of the Leased Premises as measured by the Lessee. In case of any excess security deposit paid by the Lessee, same shall be refunded by the Lessor within seven days of demand made by the Lessee and or the Lessee may at its discretion also deduct the same from any amounts payable to the Lessor.

      III. This Agreement will coexist with the Lease Deed and terminate on the termination of the Lease Deed. On termination of this Agreement, Lessor will refund the security deposit to the Lessee.

      IV. CONSEQUENCES ON DETERMINATION OF LEASE/ THIS AGREEMENT: On the expiration of the Lease Period as defined in the Lease Deed or sooner determination of Lease the following consequences shall follow:

            Lessee shall remove themselves and all its belongings and employees from the Leased Premises and quietly surrender and deliver to the Lessor the peaceful and vacant possession of the Leased Premises in good condition, normal wear and tear excepted, simultaneously against the refund (by way of a demand draft or banker's cheque) of the Security Deposit amount by the Lessor.

            PROVIDED THAT if the Lessor fails to refund the security deposit or any part thereof as provided above, then without prejudice to the other rights and remedies in law, the Lessee will be entitled to retain possession of the Leased Premises without paying any Rent, Maintenance Charges and or any other charges payable under the Lease Deed and be entitled to license/ Lease the Leased Premises at the risk and costs of the Lessor till such time as the entire Security Deposit is repaid by the Lessor and realized by the Lessee. Lessor shall also be liable to pay to the Lessee as and by way of damages, interest at the rate of 18% (eighteen percent) per annum on the Security Deposit or any part, for the period commencing from the day the Lessor were liable to refund the Security Deposit or any part thereof to the Lessee till the Security Deposit is refunded to and realized by the Lessee.

      SIGNED SEALED AND DELIVERED BY THE PARTIES:

FOR SYNTEL LTD.                 FOR ARIHANT FOUNDATIONS & HOUSING LTD.

Signature: /s/ Seema Dubey      1. Signature:  /s/ Navratan Lunawath
           ---------------                     ---------------------
NAME: SEEMA DUBEY                  NAME: NAVRATAN LUNAWATH

      HEAD LEGAL                         MANAGING DIRECTOR

Date: 23/09/2004                   Date: 23/09/2004

IN THE PRESENCE OF:                IN THE PRESENCE OF:
1. Mr. Navranjan Khanna            1. Mr. /s/ [ILLEGIBLE]
                                         -----------------
2. Mr. Natrajan Sharavanan         2. Mr. /s/ [ILLEGIBLE]
                                         -----------------

                       2. Signature: /s/Kamal Lunawath
                                     -----------------
                          NAME:      KAMAL LUNAWATH

                                     EXECUTIVE DIRECTOR

                            Date: 23/09/2004
                          IN THE PRESENCE OF:
                          1. MR. /s/ [ILLEGIBLE]
                                 -----------------
                          2. MR. /s/ [ILLEGIBLE]
                                 -----------------

                           [FIFTY RUPEES STAMP IMAGE]

                                   LEASE DEED

      THIS INDENTURE OF LEASE made at Chennai this 23rd day of September 2004 ("LEASE DEED") between:

      ARIHANT FOUNDATION AND HOUSING LTD. a company registered under the Companies Act, 1956 and represented by its Managing Director Mr. Navratan Lunawath and the Executive Director Mr. Kamal Lunawath (POA holder) being the sole and exclusive owners of the Premises (as defined hereinbelow) having its registered office #182/ New 271, Poonamallee High Road, Ankur Manor, 1st Floor, Off McNichols Road, Kilpauk, Chennai - 600 010 (Tamil -
      Nadu) (hereinafter referred to as the "LESSOR" which expression shall, unless it be repugnant to the subject or context thereof, be deemed to mean and include its successors and permitted assigns) of the First Part;

      AND

      SYNTEL LIMITED, a company registered under the Companies Act, 1956 having its Registered Office at Unit # 112, SDF IV, SEEPZ, Andheri (E), Mumbai 400 096 (hereinafter referred to as the "LESSEE" which expression shall, unless it be repugnant to the subject or context thereof, be deemed to mean and include its affiliates, subsidiaries, parent/ group/ associated companies and or their respective successors and assigns) of the Second Part.

      (Lessor together with Lessee is referred to as the "PARTIES" and either party is individually referred to as a "PARTY").

                           [FIFTY RUPEES STAMP IMAGE]

      WHEREAS:

      I. LESSOR is well and sufficiently entitled to the 2nd, 6th, 7th, 8th, 9th and 10th floors of the building and its surrounding areas called 'Arihant e park', a declared IT Park, situate at No. 117/1, Lattice Bridge Road, Adyar, Chennai (hereinafter referred to as "ARIHANT"). Lessor is the builder of Arihant.

      II. LESSOR aver that they have a valid and subsisting Joint Development Agreement dated 04.02.2001 with Mr Srivatsan, Mr Sridharan, Mr Sriram, Mr Srikanthan and Mr Srimukundan (joint owners of the land on which Arihant is built), for development of the land. As per the said joint development agreement the Lessor is entitled to hold 55% of constructed area together with 55% of undivided share of land and the joint owners are entitled for the remaining 45% of constructed area together with 45% of undivided share of land. As per the understanding between the owners and the Lessor dated 12.08.2004 the Lessor has been allotted the 2nd, 6th, 7th, 8th, 9th and 10th floors in Arihant, having total constructed area of 59, 300 sqft.

      III. LESSOR has offered and the Lessee has agreed to take the 7th, 8th 9th and 10th Floors of Arihant on lease admeasuring 10, 800 sq. ft. each and thus the agreed to leased premises admeasure 10, 800 x 4 = 43, 200 sq. ft. (carpet area 32, 832 sq. ft.) vide Letter of Intent dated 27/08/2004 ("LOL').

      IV. THIS Lease Deed is for leasing the 10th (tenth) floor of Arihant ("LEASED PREMISES").

      V. PURSUANT to the Lol the Lessor has handed over to the Lessee the possession of the Leased Premises for the fit out work on 02/09/2004.

      VI. PARTIES now desire to formalize the Lol more particularly on the following terms and conditions.

NOW THIS INDENTURE WITNESSETH AND IT'S AGREED BETWEEN THE PARTIES AS FOLLOWS:

                                    ARTICLE 1
                                     GRANT

In consideration of the Rent to be paid, the Lessor doth hereby demises unto the Lessee the Leased Premises being all that premises being the 10th (tenth) floor of Arihant admeasuring 10, 800 sq. ft. (carpet area 8, 208 sq. ft.) and as more particularly referred to in the First Schedule/ Schedule of Property hereunder written and delineated on the annexed plan and thereon shown surrounded by coloured boundary line for a term of 5 (five) years commencing from 02/09/04 ("COMMENCEMENT DATE") and expiring on 01/09/09 ("LEASE PERIOD"), in the manner and on the terms and conditions as contained in these presents.

                                    ARTICLE 2
                                      RENT

Lessor have agreed to give three (3) months of Rent-free fit-out period to facilitate the Lessee to do the fit-out works in the Leased Premises. Thus the Rent will be payable from 02/12/2004, by the Lessee to the Lessor, at the rate of Rs. 27/- (Rupees twenty seven only) per sq ft aggregating to Rs. 291, 600 (Rupees Two Lacs Ninety One Thousand Six Hundred Only) per month (the "RENT"), after deduction of income-tax at source under the provisions of Income Tax Act, 1961/ deductions as per other applicable statutes. Rent payable will be computed on the Super Built Up area (also referred to as leasable area). The efficiency ratio of the carpet area to the Leaseable area as represented by the Lessor is 76%. In case of any variation in the actual area of the Premises, Lessor will have the right to reduce the Rent on pro rata basis. If the variation is considered to be major by the Lessee, they may terminate the Lease Deed without notice or obligations. Rent shall be paid by the Lessee in advance on or before the 10th day of each month during the Lease Period.

                                   ARTICLES 3
                              MAINTENANACE CHARGES

Lessee shall also pay a Maintenance charge of upto Rs. 4/- (four) per sq. ft. per month for maintaining the common areas, electricity for common area lighting, lifts and common area security etc.

                                    ARTICLE 4
                               LESSEE' ENTITLEMENTS

In addition to the grant of the Lease of the Leased Premises for the Lease Period the Lessee shall also be entitled to:

4.1 At their own cost & consequences, at any time and from time to time, during the subsistence of this Lease be at liberty to carry out, make and effect upon the Leased Premises and in the common space outside the Leased Premises such additions, alterations, renovations, or improvements to the Leased Premises as deemed necessary by the Lessee and incidental to the purpose for which Lease is granted, and make, fix or install additional fittings or fixtures as it deems fit in the Leased Premises from time to time including but not limited to furniture, fixtures, office/ telecommunication equipment and other equipments, appliances, lights, fans and computers, and other fittings, fixtures, etc. and such other conveniences as may be reasonably required for the purposes for which the Lease is granted.

All articles, things installations, fixtures and fittings installed at the Leased Premises by the Lessee, as aforesaid shall be the absolute property of the Lessee and the Lessee shall be entitled to dismantle remove and take away, from time to time, such additions, alterations or improvements which are of a removable nature at any time on or before the expiry or earlier termination of the Lease. Lessee shall ensure that the Leased Premises shall be kept in good condition subject to reasonable wear and tear attributable to normal use for the purpose for which Lease is granted;

4.2 Affix its signage boards or logos upon the Building Directory & the Premises.

4.3 At all times during the Lease Period, to have unhindered/ unrestricted/ unlimited round the clock access to the Leased Premises and to the amenities/ support services full infrastructure and facilities like security, parking, electricity, water, air conditioning and lifts on all days (working or non-working) of the week including national holidays.

4.4 To insure its own goods, belongings and properties lying and being in the Leased Premises at its own cost and expense.

4.5 Lessee shall during the Lease Period enjoy and use the Leased Premises for its various business purposes, as required from time to time and use all Amenities, as more particularly described in the Second Schedule and or the common facilities and benefits as available to the other occupants of the Building.

4.6 Lessee may renew the Lease Deed, on the same terms and conditions, at their sole option, for a further period of 4 (four) years (or part thereof) either before or within 6 (six) months of the expiry of the Lease. There will be a 15% (fifteen percent) escalation on the last paid Rent at the expiry of every third year. It is clarified that the first escalation will be given after the Rent has been paid for 36 (thirty six) months.

4.7 Lessor has provided certain measurements/ efficiency ratio regarding the Premises to the Lessee. Lessee will have the right to get the same measured. In case of any variation in the actual area/ efficiency ratio regarding the Leased Premises and the area/ efficiency ratio as provided by the Lessor, the Lessee will pay the Rent and other outgoings (if any) as per the actual area/ efficiency ratio of the Leased Premises as measured by the Lessee. In case of any excess rent and other outgoing paid by the Lessee, same shall be refunded by the Lessor within seven days of demand made by the Lessee and or the Lessee may at its discretion also deduct the same from any amounts/ Rent payable to the Lessor.

4.8 If the Lessor fails to make any payments which it is required to make under this Lease Deed, including but not limited to maintenance charges, Health Centre Charges, Common facility charges if any, taxes etc., the Lessee may make such payments to the appropriate person (legal or natural)/ authority etc. Such payments by Lessee shall be refunded by the Lessor within seven days of demand made by the Lessee and or Lessee may at its discretion also deduct the same from any amounts/ Rent payable to the Lessor.

                                    ARTICLE 5
                     LESSEE' REPRESENTATION'S AND WARRANTIES

5.1 Lessee represents and warrants that it is duly constituted under the laws of this country and is qualified to enter into and execute these presents;

5.2 All action/ approvals necessary or required on the part of the Lessee have been taken to authorize and empower the Lessee to enter into and perform under these presents.

                                    ARTICLE 6
                                LESSEE' COVENANTS

Lessee hereby covenant and undertake that

6.1 Lessee shall ensure that the rights herein granted by the Lessor are so exercised as not in any way to interfere with, or cause nuisance or adversely affect the enjoyment and quiet possession of the other occupants in the Building.

6.2 Lessee shall not keep or store in or upon the Leased Premises or any part thereof any goods of hazardous, inflammable, combustible or explosive nature or any other goods not permissible in law;

6.3 Lessee shall permit the Lessor and its duly authorized agents and representatives to enter upon the Leased Premises during normal office hours after giving 15 (fifteen) days notice in writing or earlier if so agreed to by the Lessee in order to view, survey and examine the state and condition of the Leased Premises or for the purpose of carrying out any repairs as may be required by the authorities concerned.

                                    ARTICLE 7
                     LESSOR'S REPRESENTATIONS AND WARRANTIES

The Lessor hereby represents and warrants as follows, that:

7.1 Lessor is absolutely seized and possessed of the sole, exclusive and sufficient right, title and interest (save as otherwise provided in these presents) and has clear and marketable title to the Leased Premises and has good right, full power and absolute authority to grant unto the Lessee the Leased Premises in the manner herein appearing. If at any time any defect in title is found then the Lessor shall at its own expenses rectify the title so that there is no hindrance to the Lessee in enjoyment of the Lease.

7.2 Lessor is duly constituted under the laws of this country. All actions/ approvals necessary or required on the part of the Lessor have been taken to authorize and empower Lessor to enter into and perform under these presents.

7.3 Lessor will be solely liable to pay the concerned authorities/ persons (natural or legal), all past/ existing and future payments and or statutory or other rates, duties, taxes, cesses, fees, charges, levies, assessments and out goings in respect of the Leased Premises/ the Building and the land on which it stands, including but not restricted to, land/ property/ building/ corporation/ house tax/ municipal taxes, lease tax, service tax, water/ electricity charges etc., as applicable and will keep the Lessee fully indemnified against all these. Lessor has till the date of execution of these presents made full payments of aforesaid.

7.4 There are no liens/ mortgages etc on the Leased Premises/ the Building/ the Land.

7.5 Lessor has received no claims, notice, litigation and there is prohibitory order of attachment from i) the Government or any other local/ Tamil Nadu body or authority or under any legislative enactment, Government Ordinance, Order and/ or Notification including from the department of income tax for taxes or of any department of government, central and/or state, local body, public authority for taxes, charges, outgoings, rates, levies, cesses, etc; or ii) any person (legal or natural) that shall affect the grant of the Lease herein. There are no claims/ litigations/ notices that the Lessor has received with respect to the Premises/ Building/ land and which claims/ litigations/ notices the Lessor has not disclosed in the Recitals hereinabove given.

7.6 Lessor has complied with and agrees to continue to comply with the applicable laws/ by rules etc. In respect of the Building/ land, Building construction/ its fit outs/ other usage by the Lessor as written in these presents or any amendments hereto and the commercial use thereof (including without limitation applicable Municipal building and Town Planning regulations and bye-laws).

7.7 Lessor confirms that the Building will be completed by November 2004.

7.8 To keep the Building, structure, common facilities and Amenities in good and tenantable repairs and condition.

                                    ARTICLE 8
                               LESSOR'S COVENANTS

The Lessor doth hereby covenant that:

8.1 If the Lessee shall pay the Rent the Lessee shall be entitled to hold and enjoy the Leased Premises as the Lessee thereof without any suit, interruption, eviction, claim or demand, whatsoever from the Lessor or any person or persons who may claim through or under it.

8.2 Lessor shall maintain the Leased Premises capable of enjoyment and occupation by the Lessee and carry out repairs, if required, to the Leased Premises.

8.3 Lessor shall at all times for and during the subsistence of this Lease, at its own cost and expense, keep the Leased Premises, insured and the Lessor shall ensure that the premium in respect of the policy is paid upto-date at all times.

8.4 Lessor may securitize the Rent with a Bank at their sole efforts, costs and consequences and as per the applicable laws, without in any way affecting the rights of the Lessee in any way.

                                    ARTICLE 9
                                     COSTS

The stamp duty and registration charges in respect of these presents shall be paid and borne by the Lessee. Each party shall, bear and pay their respective Advocates and Solicitors costs and charges.

                                   ARTICLE 10
                        DETERMINATION OF LEASE BY LESSEE

Lease may determine in any of the following ways:

a) On the expiry of six months pursuant to end of the Lease Period PROVIDED the Lessee does not excercise its right of renewal of the Lease.

b)    Lessee may terminate the Lease:

      i. by giving one (1) month's notice to the Lessor anytime during the Lease Period/ renewed Lease Period.

      ii.   with immediate effect:

            a. if the Lease is frustrated and the Lesee is unable to enjoy the Lease in the way envisaged by this Lease Deed;

            b. in the event of breach by the Lessor of any terms or conditions of the Lease Deed, if such breach remains uncured by the Lessor after the time as specified by the Lessee in Its notice;

            c. if the title of the Lessor is found to be defective and the Lessor is unable to rectify the same to the satisfaction of the Lessee;

            d. if a court case is filed/ claim made which in the Lessee's opinion is adversely prejudicial to its interests.

      iii. by 15 (fifteen) days notice in the event the Lessor is unable to restore the Leased Premises within 30 (thirty) days, as given in
            Article 17/ Force Majeure.

                                   ARTICLE 11
                        DETERMINATION OF LEASE BY LESSOR

Lessor shall have no termination option/ right during the Lease Period/ the renewed Lease Period, for any reason whatsoever.

                                   ARTICLE 12
                                FURTHER ASSURANCE

Each party shall from time to time and at all times do all acts, deeds, matters and things and sign and execute all papers, deeds, documents and writings as may be reasonably required by the other for more perfectly and effectually carrying out all or any one or more of the terms and conditions recorded in these presents.

                                   ARTICLE 13
                                     NOTICE

All notices required to be given under these presents shall be given in writing and shall deemed to have been given if given at the above address/es i) When hand delivered during normal business hours of the recipient, acknowledgment taken; or ii) If transmitted by facsimile during normal business hours of the recipient; proof of delivery taken. All fax notices shall be followed by a copy sent by registered mail/ first class courier, return receipt requested; or iii) If mailed by registered mail/ first class courier, return receipt requested, within five working days of posting. In case there is any change in the address of a party, same shall be communicated in writing to the other party.

                                   ARTICLE 14
                                  FORBEARANCE

No forbearance, indulgence, relaxation or inaction by the parties at any time to require the performance of any provision of these presents shall in any way affect, diminish, or prejudice the right of the parties to require the performance of that or any other provision of these presents.

                                   ARTICLE 15
                                     WAIVER

No waiver or acquiescence of any breach, or any continuing or subsequent breach of any & provision of these presents shall be construed as a waiver or any right under or arising out of these presents or an acquiescence to or recognition of any right and / or any position, other than that expressly stipulated in these presents.

                                   ARTICLE 16

                               PARTIAL INVALIDITY

If at any time, any provision of these presents shall become or be held illegal, invalid or unenforceable in any respect under any law, then the legality, validity or enforceability of the remaining provisions shall not in any way be thereby affected or impaired.

                                   ARTICLE 17
                                 FORCE MAJEURE

If at any time during the Lease Period the Leased Premises are destroyed and/or damaged, either wholly or partially, by an event of force majeure whereby the Lessee is prevented from using the Leased Premises or any part thereof, the Lessee shall notify the Lessor of the same. On being so notified the Lessor shall make an attempt to restore the Leased Premises in as good a condition as they were on the execution of these presents at its own costs and expenses, within a period of 30 (thirty) days and the Lease Period shall be automatically extended by the period of such restoration. During the period of restoration all the payment viz. Rent/ Maintenance Charges etc for such part/ full of the Leased Premises shall not be payable by the Lessee.

For the purpose of these presents, "Force Majeure" shall mean act of God, war, civil disturbances, act of Government, fire (not due to neglect of either party), floods, earthquake, natural calamity and any event beyond the control of the parties.

                                   ARTICLE 18
                              SUB LEASE/ ASSIGNMENT

18.1 This Lease Deed may not be assigned by the Lessor without the prior written consent of the Lessee except that the Lessor has the right to sell/ assign/ transfer/ gift etc. the Leased Premises subject to the purchaser/ third party being bound by all the terms and conditions of the Lease Deed/ other necessary documents signed by the Lessor and the Lessee. Lessor shall not sell/ transfer/ assign/ gift etc the Leased Premises or any parts thereof unless a duly executed copy of the Lease agreement (being the duplicate of this Lease Deed) is executed and registered (costs to be borne by the Lessor) by the purchaser/ third party with the Lessee. AND PROVIDED that such sale/ transfer/ assignment/ gift etc. shall not i) adversely prejudice The Lessees' right to enjoy the Premises or any part thereof. And or if The Lessee reasonably believes that such purchaser/ third party would jeopardize The Lessee's interest in the Lease and or such purchaser/ third party is a competitor of The Lessee; ii) be to any purchaser/ third party who is not of good social standing. Lessor shall remain bound to The Lessee for all rights of The Lessee and obligations of the Lessor arising out of the Lease Deed upto the date of the Lease agreement with the purchaser/ third party. All expenses arising out of/ resulting from the sale etc of the Leased Premises or part thereof will be borne by the Lessor.

18.2 Lessor shall ensure that the Leased Premises will be sold to a maximum of 4
(Four) purchasers/ third parties (one floor to one purchaser/ third party/ group of persons on joint owner ship basis). It is clarified that a floor may be sold to a group of persons on joint ownership basis.

18.3 Any attempted assignment in contradiction of this provision shall be null and void. Lessee may, at its discretion, sub Lease/ assign its rights, interests or obligations under this Lease Deed, in whole or in part, to any third party including a Lessee affiliated entity viz. its subsidiaries, parent or group/ associated companies without the prior written consent of the Lessor.

                                   ARTICLE 19
                                    EXECUTION

19.1 The parties hereto shall execute these presents in triplicate;

19.2 The parties hereto shall take steps to register these presents with the Sub-Registrar of Assurances at Chennai and the original of these presents will be retained by the Lessee and one duplicate by the Lessor and the other duplicate by Sub Registrar.

                                   ARTICLE 20
                         GOVERNING LAW AND JURISDICTION

The relationship of the parties under these presents shall be governed by and construed in accordance with Indian Laws and in the event of any dispute arising herein, only the competent courts of Chennai shall have jurisdiction in respect thereof. Any dispute shall be referred to arbitration of a single arbitrator appointed in accordance with the prevailing arbitration laws, the seat of arbitration will be Chennai.

                                   ARTICLE 21
                                 MISCELLANEOUS

21.1 HEADINGS: The captions and headings in these presents are for convenience and reference only and do not enter into or become a part of the substance hereof. All pronouns include the masculine, feminine, neuter, singular or plural and the name of persons, firms, corporations, trusts or the parties, as the context may require.

21.2 ENTIRE AGREEMENT: These presents shall constitute the entire demise, terms and conditions and understanding of the parties with respect to the grant of the Lease of the Leased Premises and shall supersede all prior discussions, understandings, agreements and representations, written or oral, which may exist between the parties as to said subject matter as of date hereof. These presents shall not be modified, altered, amended or supplemented except in writing, executed by both the parties.

21.3 SEVERABILITY: If any of provision of this Lease Deed is held unenforceable or invalid, the remainder of the Lease Deed shall nevertheless be in full force and effect.

21.4 SUCCESSORS: This Lease Deed shall be binding upon and inure to the benefit of the Lessee and its affiliates, subsidiaries, parent/ group/ associated companies and or their respective successors and assigns. Nothing herein contained, except as specifically provided in the Lease Deed, is intended to confer upon any person, other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of these presents.

21.6 LIMITATION OF LIABILITY: Unless otherwise specified in the Lease Deed neither party will be liable to the other for any incidental, consequential, penal, and exemplary or like damages (including loss of profits or business) even if advised of the possibility of the same.

Notwithstanding anything to the contrary the Lessee's liability under the Lease Deed is restricted to i) payment of Rent and ii) the amounts as specifically given in the Second Schedule/ Amenities; payable in accordance with these presents. Lessee shall not be obliged to make payments of any nature whatsoever except as aforesaid.

IN WITNESS WHEREOF the parties hereto have set and subscribed their respective hands and seals the day and year

                      FIRST SCHEDULE/ SCHEDULE OF PROPERTY

10th (tenth) floor having floor plate area of 10800 sqft of the building know (????) "Arihant E Park" situated 117/1 L.B Road, Adyar, Chennai-600 020. All that piece and parcel of land together with shed bearing old Door No.53, New Door No. 117/1 Lattice Bridge Road, Dr. Muthulakshmi Salai, Adyar, Chennai 600 020, comprised in Old Survey No. 14/3 and 13/3, T.S. No 271/1 and 27/2 of Korattur Village, Block No.40 and Bounded:

                          North by       :Srinivasa Murthy Avenue
                          South by       :T.S.No.32
                          East by        :Lattice Bridge Road
                          West           :Property ear-marked to A.K.Sridharan

and measuring to an extent of 16 grounds or thereabouts and situated within the Registration District of South Chennai and Sub-Registration District of Adyar.

                                  [FLOOR PLAN]

                           SECOND SCHEDULE/ AMENITIES

1.   VEHICULAR                     Lessor will provide i) 55 (fifty five)
     PARKING/                      car-parking slots and ii) 50 (fifty)
     ELEVATORS                     two wheeler parking slots- reserved for
                                   the Lessee's exclusive use; and 50
                                   (fifty) unreserved two wheeler parking
                                   slots.

                                   Lessor confirms that there will be 4
                                   (four) number of elevators (3 passenger
                                   and 1 service) functioning at all/ any
                                   given time and available for The
                                   Lessee's purposes.

2.   FLOORING/                     Lessor shall provide Vitrified Tiles
                                   flooring to the Premises at no extra cost.

     FALSE CEILING                 Armstrong.

3.   TOILETS                       Lessor shall provide 4 (four)
                                   closets and 4 (four) urinals per floor,
                                   as per The Lessee's specifications.

4.   AIR-CONDITIONING              Lessor shall provide ductable split air
                                   conditioning with a capacity of 204 tons for
                                   24 hours to the Leased Premises as per the
                                   requirement of the Lessee. Lessee shall pay
                                   the electricity consumption charges for the
                                   AC.

                                   Lessor shall also provide the internal
                                   distribution of AC through AHUS, with Grills and False ceiling (Armstrong make).

5.   POWER                         Lessor shall provide 400KVA electricity power
                                   to the Premises at no extra cost.

                                   Lessee shall pay the consumption charges for the electricity as per the Meter reading to the electricity company.

6.   POWER BACK-UP/ DG SET         Lessor shall provide 100% (hundred percent)
                                   power backup for 24 (twenty four) hours to
                                   the Premises. Lessee shall pay the
                                   consumption charges of the Power Back up
                                   utilized by The Lessee. Diesel consumption
                                   will be on the basis of actual (proportionate
                                   as per as per the super built up area of the
                                   Premises).

7.   FIRE DETECTION & FIGHTING     Lessor shall provide the required Wet riser,
                                   fire hydrant, smoke detectors (below the
                                   false ceiling) and Sprinklers in the Common
                                   areas, with a provision for The Lessee to
                                   pull the ducts and the systems for the
                                   Premises as a part of their interior layouts.
                                   Sprinklers will be provided in the basement
                                   and not in the common area.

8.   WATER & SEWAGE                No connection Charges are Payable by The
                                   Lessee. Lessor shall be responsible for
                                   providing Water & Sewage Connection in
                                   accordance with applicable laws.

                                   Lessee shall pay the proportionate water charges as per the consumptions.

9.   RIGHTS FOR PLACING SATELLITE  Lessor shall provide space on the roof for
     DISH ON ROOF                  placing Satellite Dish at no extra, cost
                                   (subject to height restrictions of the local
                                   authorities & structural feasibility in terms
                                   of load capacity).

                                   The cost of installing & hoisting such
                                   satellite dish is to the Lessee's Account.

10.  SPACE FOR UPS                 Lessor shall provide space for keeping UPS
                                   for the Lessee if so required by The Lessee.

                                   This will be at a mutually agreeable cost if it were to be kept on a place other than the floors taken by The Lessee.

11.     TELECOM       Lessor shall provide DLC from Bharti or BSNL
                      in the building at no extra cost to the Lessee.

SIGNED SEALED AND DELIVERED BY THE PARTIES:

FOR SYNTEL LTD.                 FOR ARIHANT FOUNDATIONS & HOUSING LTD.

Signature: /s/ Seema Dubey      1. Signature: /s/ Navratan Lunawath
           ---------------                    ---------------------
NAME: SEEMA DUBEY                  NAME: NAVRATAN LUNAWATH

      HEAD LEGAL                         MANAGING DIRECTOR

Date: 23/09/2004                   Date: 23/09/2004

IN THE PRESENCE OF:              IN THE PRESENCE OF:

1. Mr. Navranjan Khanna          1. Mr. /s/[ILLEGIBLE]
                                        --------------
2. Mr. Natrajan Sharavanan       2. Mr. /s/[ILLEGIBLE]
                                        --------------

                       2. Signature: /s/ Kamal Lunawath
                                     ------------------
                         NAME:      KAMAL LUNAWATH

                                    EXECUTIVE DIRECTOR

                         Date: 23/09/2004
                       IN THE PRESENCE OF:
                       1. Mr. /s/[ILLEGIBLE]
                              --------------
                       2. Mr. /s/[ILLEGIBLE]
                              --------------

                           [FIFTY RUPEES STAMP IMAGE]

                                 SYNTEL LIMITED

                           SECURITY DEPOSIT AGREEMENT

      THIS SECURITY DEPOSIT AGREEMENT made at Chennai this 23rd day of September 2004 ("AGREEMENT") between:

      ARIHANT FOUNDATION AND HOUSING LTD. a company registered under the Companies Act, 1956 and represented by its Managing Director Mr. Navratan Lunawath and the Executive Director Mr. Kamal Lunawath (POA holder) being the sole and exclusive owners of the Premises (as defined hereinbelow) having its registered office # 182/ New 271, Poonamallee High Road, Ankur Manor, 1st Floor, Off McNichols Road, Kilpauk, Chennai - 600 010 (Tamil
      Nadu) (hereinafter referred to as the "LESSOR" which expression shall, unless it be repugnant to the subject or context thereof be deemed to mean and include its successors and permitted assigns) of the First Part;

      AND

      SYNTEL LIMITED, a company registered under the Companies Act, 1956 having its Registered Office at Unit # 112, SDF IV, SEEPZ, Andheri (E), Mumbai 400 096 (hereinafter referred to as the "LESSEE" which expression shall, unless it be repugnant to the subject or context thereof, be deemed to mean and include its affiliates, subsidiaries, parent/ group/ associated companies and or their respective successors and assigns) of the Second Part.

      (Lessor together with Lessee is referred to as the "PARTIES" and either party is individually referred to as a "PARTY").

                           [FIFTY RUPEES STAMP IMAGE]

                                   SYNTEL LTD

      WHEREAS

      PARTIES have entered into a Lease Deed on 23rd September 2004 ("LEASE DEED") for leasing 10th (tenth) floor ("PREMISES") of the building Arihant situate at No. 117/1, Lattice Bridge Road, Adyar, Chennai (hereinafter referred to as "ARIHANT") Lessee are in possession of the Premises.

      LESSOR has requested the Lessee for certain security deposit to be provided to the Lessor. In pursuance of which this Agreement is being signed.

      AGREED:

      I. SECURITY DEPOSIT: An interest free, refundable security deposit of Rs. 2, 332, 800/- (Rupees Twenty Three Lacs Thirty Two Thousand Eight Hundred Only) being equivalent to 8 (eight) Months Rent has been paid to the Lessor on 02/09/2004 ("SECURITY DEPOSIT"), the receipt and realization whereof the Lessor hereby admits and acknowledges.

      II. Lessor has provided certain measurements/ efficiency ratio regarding the Premises to the Lessee. Lessee will have the right to get the same measured. In case of any variation in the actual area/ efficiency ratio regarding the Leased Premises and the area/ efficiency ratio as provided by the Lessor, the Lessee will pay the security deposit as per the actual area/ efficiency ratio of the Leased Premises as measured by the Lessee. In case of any excess security deposit paid by the Lessee, same shall be refunded by the Lessor within seven days of demand made by the Lessee and or the Lessee may at its discretion also deduct the same from any amounts payable to the Lessor.

      III. This Agreement will coexist with the Lease Deed and terminate on the termination of the Lease Deed. On termination of this Agreement, Lessor will refund the security deposit to the Lessee.

      IV. CONSEQUENCES ON DETERMINATION OF LEASE/ THIS AGREEMENT: On the expiration of the Lease Period as defined in the Lease Deed or sooner determination of Lease the following consequences shall follow:

            Lessee shall remove themselves and all its belongings and employees from the Leased Premises and quietly surrender and deliver to the Lessor the peaceful and vacant possession of the Leased Premises in good condition, normal wear and tear excepted, simultaneously against the refund (by way of a demand draft or banker's cheque) of the Security Deposit amount by the Lessor.

            PROVIDED THAT if the Lessor fails to refund the security deposit or any part thereof as provided above, then without prejudice to the other rights and remedies in law, the Lessee will be entitled to retain possession of the Leased Premises without paying any Rent, Maintenance Charges and or any other charges payable under the Lease Deed and be entitled to license/ Lease the Leased Premises at the risk and costs of the Lessor till such time as the entire Security Deposit is repaid by the Lessor and realized by the Lessee. Lessor shall also be liable to pay to the Lessee as and by way of damages, interest at the rate of 18% (eighteen percent) per annum on the Security Deposit or any part, for the period commencing from the day the Lessor were liable to refund the Security Deposit or any part thereof to the Lessee till the Security Deposit is refunded to and realized by the Lessee.

      SIGNED SEALED AND DELIVERED BY THE PARTIES:

 FOR SYNTEL LTD.                  FOR ARIHANT FOUNDATIONS & HOUSING LTD.

 Signature: /s/ Seema Dubey       1. Signature: /s/ Navratan Lunawath
            ---------------                     ---------------------
 NAME: SEEMA DUBEY                   NAME: NAVRATAN LUNAWATH

       HEAD LEGAL                          MANAGING DIRECTOR

Date: 23/09/2004                     Date: 23/09/2004

IN THE PRESENCE OF:               IN THE PRESENCE OF:

1. Mr. Navranjan Khanna           1. Mr. /s/ [ILLEGIBLE]
                                         ------------------
2. Mr. Natrajan Sharavanan        2. Mr. /s/ [ILLEGIBLE]
                                         ------------------

                        2. Signature: /s/ Kamal Lunawath
                                      ------------------
                           NAME:      KAMAL LUNAWATH

                                      EXECUTIVE DIRECTOR

                          Date: 23/09/2004
                        IN THE PRESENCE OF:
                        1. Mr. /s/ [ILLEGIBLE]
                               ------------------
                        2. Mr. /s/ [ILLEGIBLE]
                               ------------------